                                                           EXHIBIT 10.28


   CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS
   EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [***]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                     V2500^R

                              GENERAL TERMS OF SALE

                                     BETWEEN

                        IAE INTERNATIONAL AERO ENGINES AG

                                       AND

                           MIDWAY AIRLINES CORPORATION


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

                                      INDEX

Commencement
Recitals
CLAUSE 1    DEFINITIONS

CLAUSE 2    SALE OF PURCHASED ITEMS
            2.1   Intent
            2.2   Agreement to Place Orders
            2.3   Type Approval and Changes in Specification
            2.4   Inspection and Acceptance
            2.5   Delivery, Shipping, Title and Risk of Loss or Damage
            2.6   Price
            2.7   Payment

CLAUSE 3    SPARE PARTS PROVISIONS
            3.1   Intent and Term
            3.2   ATA Standards
            3.3   Initial Provisioning
            3.4   Change in Initial Provisioning Data
            3.5 Discontinuance of Initial Provisioning Data, Use of Procurement Data
            3.6   Stocking of Spare Parts by IAE
            3.7   Lead Times
            3.8   Ordering Procedure
            3.9   Modifications to Spare Parts
            3.10  Inspection
            3.11  Delivery and Packing
            3.12  Prices
            3.13  Payment
            3.14  Resale of Surplus Spare Parts
            3.15  Purchase by Midway from Others
            3.16  Special Tools, Ground Equipment and Consumable Stores
            3.17  Conflict

CLAUSE 4    WARRANTIES, GUARANTEES AND LIABILITIES

CLAUSE 5    PRODUCT SUPPORT


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CLAUSE 6    MISCELLANEOUS
            6.1   Delay in Delivery
            6.2   Patents
            6.3   Credit Reimbursement
            6.4   Non-Disclosure and Non-Use
            6.5   Taxes
            6.6   Amendment
            6.7   Assignment
            6.8   Exhibits
            6.9   Headings
            6.10  Law
            6.11  Notices
            6.12  Exclusion of Other Provisions and Previous Understandings
            6.13  Termination

EXHIBIT A         CONTRACT SPECIFICATION
EXHIBIT B         PURCHASED ITEMS, PRICE, ADJUSTMENT FORMULA AND DELIVERY
EXHIBIT C         PRODUCT SUPPORT
EXHIBIT D         WARRANTIES, GUARANTEES AND PLANS
            D-1   ENGINE AND PARTS SERVICE POLICY
            D-2   NACELLE SERVICE POLICY
            D-3   NON-INSTALLATION ITEMS WARRANTY
            D-4   RELIABILITY GUARANTEE
            D-5   INFLIGHT SHUTDOWN GUARANTEE
            D-6   EXHAUST GAS TEMPERATURE GUARANTEE
            D-7   FUEL CONSUMPTION RETENTION GUARANTEE
            D-8   DELAY AND CANCELLATION
            D-9   FLEET HOUR AGREEMENT


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

THIS CONTRACT is made this 17 day of May, l995

BETWEEN

IAE INTERNATIONAL AERO              a joint stock company organized and existing
ENGINES AG                          under the laws of Switzerland, whose
                                    registered office is at Stampfenbachstrasse
                                    73, 8035 Zurich, Switzerland (hereinafter called "IAE") and

MIDWAY AIRLINES CORPORATION         a corporation organized and existing under
                                    the laws of Illinois, whose registered
                                    office is at 5713 South Central Avenue,
                                    Chicago, Illinois 60638 (hereinafter called
                                    "Midway")

WHEREAS:

A. Pursuant to an Airbus A320-200 Purchase Agreement dated 17 March 1995 between A.V.S.A S.A.R.L ("Airbus Industrie") and Midway (the "Aircraft Purchase Agreement"), Midway has agreed to purchase four firm and has acquired the option to purchase four Airbus A320 aircraft to be powered by IAE V2527-A5 propulsion systems from Airbus Industrie.

B. Midway has also agreed to lease four firm Airbus A320 aircraft from Orix Aviation Systems Limited ("Orix") and intends to lease another Airbus A320 aircraft from Kawasaki Leasing International ("Kawasaki"), all to be powered by V2500-A1 propulsion systems.

C. IAE is prepared to supply to Midway V2500 engines, modules, spare parts, special tools, ground equipment, product support services and consumable stores for the support and operation of the V2500 propulsion systems.

NOW THEREFORE IT IS AGREED AS FOLLOWS:-

CLAUSE 1 DEFINITIONS

In this Contract unless the context otherwise requires:-

1.1 "Aircraft" shall mean collectively the new A320 Firm Aircraft and if Midway's option is exercised, the Option Aircraft specified below, powered by new V2527-A5 propulsion systems and being purchased by Midway from Airbus Industrie scheduled for delivery as follows:


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

"Firm Aircraft":

One (1) in December 1998
One (1) in January 1999
One (1) in February 1999
One (1) in December 1999

"Option Aircraft":

One (1) in January 2000
One (1) in February 2000
One (1) in November 2000
One (1) in December 2000

1.2 "Leased Aircraft" shall mean collectively A320 Firm Leased Aircraft and Option Leased Aircraft specified below, powered by V2500-A1 propulsion systems leased by Midway scheduled for delivery as follows:

Orix "Firm Leased Aircraft":

Two (2) in April 1995
Two (2) in May 1995

Kawasaki "Option Leased Aircraft":

One (1) in June 1995

1.3   "Aircraft Manufacturer" shall mean Airbus Industrie.

1.4 "Basic Contract Price" shall mean the basic price of each of the Purchased Items as specified in Exhibit B to this Contract.

1.5 "Certification Authority" shall mean the regulatory authority responsible for the type certification of the Engine, referred to in Exhibit A.


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

1.6 "Engine(s)" shall mean the IAE V2527-A5 aero engine described in the Specification.

1.7 "Initial Provisioning" shall mean the establishment by Midway of an initial stock of Spare Parts.

1.8 "Initial Provisioning Data" shall mean information supplied by IAE to Midway for Initial Provisioning purposes.

1.9 "Initial Provisioning Orders" shall mean orders for Spare Parts for Initial Provisioning purposes.

1.10 "Installation Items" shall mean Engines, modules, accessories, exhaust systems, nacelles and all ancillary equipment therefor described in the Specification which are being supplied pursuant to this Contract for installation in the Aircraft.

1.11 "Lead Time" shall mean the period between acceptance by IAE of an order of Midway and commencement of delivery.

1.12 "Non-Installation Items" shall mean jigs, tools, handling and transportation equipment and all equipment whatsoever to be supplied pursuant to this Contract for use with the Installation Items and not for installation in the Aircraft.

1.13 "Other Supplies" shall mean special tools, ground equipment and consumable stores (e.g. oils, greases, dyes and penetrants).

1.14 "Procurement Data" shall mean information supplied by IAE to Midway about Spare Parts required to replenish the initial stock.

1.15 "Purchased Items" shall mean those Installation Items and Non-Installation Items specified in Exhibit B to this Contract.

1.16 "Service Bulletins" shall mean those service bulletins containing advice and instructions issued by IAE to Midway from time to time in respect of Engines.

1.17 "Spare Parts" shall mean spare parts for Engines excluding the items listed in the Specification as being items of supply by Midway.

1.18 "Spare Parts Catalog" shall mean the catalog published by IAE from time to time providing a description, Lead Time and price at a part number level, for Spare Parts, tools and Vendor Parts available from IAE.


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

1.19 "Specification" shall mean the IAE Contract Specification No. IAE S27A5 which forms Exhibit A to this Contract.

1.20 "Vendor Parts" shall mean Spare Parts described in Initial Provisioning Data or Procurement Data which are not manufactured pursuant to the detailed design and order of IAE.

1.21 "Supplies" shall mean Installation Items, Non-Installation Items, Spare Parts and any other goods or services supplied pursuant to this Contract.

CLAUSE 2  SALE OF PURCHASED ITEMS

2.1   Intent

Subject to the provisions of this Contract, IAE agrees to sell to Midway and Midway agrees to buy from IAE, the Purchased Items as set forth herein.

2.2   Agreement to Place Orders

      2.2.1 Midway has agreed to purchase from the Aircraft Manufacturer in accordance with the terms of the Aircraft Purchase Agreement at least four firm and has procured from the Aircraft Manufacturer four options to purchase new Aircraft powered by new V2527-A5 propulsion systems for delivery as set forth in Clause 1.1 above.

      2.2.2 Midway has agreed to lease from Orix in accordance with the terms of four aircraft lease agreements at least the four Firm Leased Aircraft and it intends to enter into an option to lease the one Option Leased Aircraft powered by V2500-A1 propulsion systems for delivery as set forth in Clause
      1.2 above.

      2.2.3 Midway hereby enters into a firm and unconditional agreement with IAE for the purchase of one new V2527-A5 spare Engine for delivery as set forth in Exhibit B to this Contract.

      2.2.4 If Midway exercises the option to purchase the Option Aircraft, Midway agrees to enter into a firm and unconditional agreement with IAE for the purchase of one new V2527-A5 spare Engine to support all the Option Aircraft purchased and accepted by Midway in addition to the four Firm Aircraft. Should Midway purchase some but not all four of the Option Aircraft, then Midway agrees to ensure spare Engine support of the actual option aircraft purchased to levels which will be determined mutually between IAE and Midway.

2.3   Type Approval and Changes in Specification

      2.3.1 IAE will cause the Purchased Items to be manufactured to the Specification. After the date of this Contract the Purchased Items may be varied from time to time by Change Orders in writing which shall set forth in detail:

            2.3.1.1     The changes to be made in the Purchased Items and

            2.3.1.2 The effect (if any) of such changes on the Specification (including but not limited to performance and weight), on interchangeability of the Purchased Items in the airframe, on prices and on dates of delivery of the Purchased Items.

Change Orders shall not be binding on either party until signed by IAE and Midway but upon being so signed shall constitute amendments to this Contract.

      2.3.2 IAE may make any changes in the Purchased Items which do not adversely affect the Specification, (including but not limited to performance and weight), interchangeability of the Purchased Items in the airframe, prices or dates of delivery of the Purchased Items. In the case of such permitted changes, a Change Order shall not be required.

      2.3.3 At the time of delivery of the Purchased Items there is to be in existence a Type Approval Certificate in accordance with the provisions of the Specification.

      2.3.4 The Specification has, however, been drawn with a view to the requirements of the Certification Authority and the official interpretations of such requirements in existence at the date of this Contract (such requirements and interpretations being hereinafter referred to as "Current Rules"). Subject to Clause 2.3.2 above IAE and Midway agree that they will execute an appropriate Change Order in respect of any change required to the Purchased Items to enable such Purchased Items to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Purchased Items.


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

      2.3.5 The price of any Change Order is to be borne:

            2.3.5.1 in the case of changes required to conform to the Current Rules - by IAE; and

            2.3.5.2 in the case of changes required to enable such Purchased Items to conform to the requirements of the Certification Authority and the official interpretations of such requirements in force at the date of delivery of such Purchased Items and where such changes have not resulted in IAE increasing its engine list price in existence at the date of this Contract for such change then the price of such changes will be borne by IAE; and

            2.3.5.3     in any other case - by Midway.

2.4   Inspection and Acceptance

      2.4.1 Conformance to the Specification of Purchased Items which are Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued and signed by personnel authorized for such purposes.

      2.4.2 Conformance to the Specification of Purchased Items which are Non-Installation Items will be assured by IAE conformance documentation.

      2.4.3 Upon issue of conformance documentation pursuant to Clause 2.4.1 or Clause 2.4.2 above, Midway shall be deemed to have accepted the Purchased Items and that the Purchased Items conform to the Specification. IAE shall, subject to the permission of the appropriate governmental authorities, arrange for Midway to have reasonable access to the appropriate premises in order to examine the Purchased Items prior to the issue of conformance documentation and to witness Engine acceptance tests.

      2.4.4 Unless separately agreed in accordance with Clause 6.6, if the Purchased Items are in accordance with the requirements of this Contract and IAE is not in material breach of its obligations hereunder, if Midway refuses or hinders delivery, or if IAE at Midway's written request agrees to delay delivery of any of the Purchased Items, Midway shall nevertheless pay or cause IAE to be paid therefor as if, for the purposes of payment only, the Purchased Items had been delivered.


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

      2.4.5 In any of the cases specified in Clause 2.4.4 above, Midway shall also pay to IAE such reasonable sum as IAE shall require in respect of storage, maintenance and insurance of those Purchased Items.

2.5   Delivery, Shipping, Title and Risk of Loss or Damage

      2.5.1 IAE will deliver the Purchased Items, at its option, either ex-works Connecticut, U. S. A. or ex-works Derby, England, in accordance with the delivery schedule set out in Exhibit B to this Contract.

      2.5.2 Upon such delivery, title to and risk of loss of or damage to the Purchased Items shall pass to Midway.

      2.5.3 Midway will notify IAE at least four (4) weeks before the time for delivery of the Purchased Items of its instructions as to the marking and shipping of the Purchased Items.

2.6   Price

The Purchase Price for each of the Purchased Items shall be the Basic Contract Price, amended pursuant to Clause 2.3 above, and adjusted in accordance with the adjustment formula contained in Exhibit B to this Contract.

2.7   Payment

      2.7.1 Midway will make payment in United States Dollars as follows:

            2.7.1.1 Upon signature of this Contract, Midway shall pay to IAE a deposit of ten percent (10%) of the Estimated Purchase Price of the Purchased Items.

            2.7.1.2 Eighteen months before the scheduled delivery of each of the Purchased Items, Midway shall pay to IAE a further deposit of ten percent (10%) of the Estimated Purchase Price of such item.

            2.7.1.3 Twelve months before the scheduled delivery of each of the Purchased Items, Midway shall pay to IAE a further deposit of ten percent (10%) of the Estimated Purchase Price of such item.

            2.7.1.4 On delivery of each of the Purchased Items, Midway shall pay to IAE the balance of the Purchase Price of such item.

      2.7.2 IAE shall have the right to require Midway to make additional deposits in respect of price changes arising from the provisions of Clause 2.3 above on a similar basis to that specified in Clause
            2.7.1 above.


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

      2.7.3 Midway undertakes that IAE shall receive the full amount of payments falling due under this Clause 2.7, without any set-off or deduction whatsoever.

      2.7.4 All payments under this Clause 2.7 shall be made by cable or telegraphic transfer and shall be deposited not later than the due date of payment with the following bank for the account of IAE:

                         National Westminster Bank, N.A.
                         175 Water Street
                         New York, NY 10038
                         Account No. 2982008199
                         ABA No. 021000322

      2.7.5 For the purpose of this Clause 2.7 "payment" shall only be deemed to have been made to the extent cleared or good value funds are received in the numbered IAE bank account specified in Clause 2.7.4 above.

      2.7.6 If Midway fails to make any payment for any Purchased Item on or before the date when such payment is due, then, without prejudice to any of IAE's other rights, IAE will be entitled to charge interest on the overdue amount, at the rate of 1.5% per month, from the date such payment was due to the date such payment is made.

      2.7.7 For the purpose of this Clause 2.7, the "Estimated Purchase Price" of any of the Purchased Items shall be calculated in accordance with the following formula.

             P = B x (1.06)^N

             where:

                  P is the Estimated Purchase Price
                  B is the applicable Basic Contract Price
                  N is the year of scheduled delivery minus the year for which the Basic Contract Price is defined.

CLAUSE 3 SPARE PARTS PROVISIONS

3.1   Intent and Term

      3.1.1 For as long as Midway owns and operates one or more Aircraft in regular commercial service and complies with its obligations to IAE under the Contract, IAE shall provide that reasonably adequate supplies of Spare Parts are available for sale to Midway under this Contract. In consideration thereof, IAE shall sell to Midway and, except as hereinafter provided, Midway shall buy from IAE, Midway's requirements of the following Spare Parts:

            3.1.1.1 All Spare Parts manufactured pursuant to the detailed design and order of IAE where IAE is the only source from which Midway can purchase such Spare Parts in an unused condition and in quantities sufficient to meet Midway's requirements; and

            3.1.1.2 Vendor Parts for which direct supply arrangements between the manufacturers of such Vendor Parts and Midway cannot be established. Except for the purposes of Initial Provisioning pursuant to Clause 3.3 below, Midway shall notify IAE in writing not less than twelve
                        (12) months before scheduled delivery that Midway intends to purchase such Vendor Parts from IAE.

      3.1.2 In an emergency, IAE shall sell to Midway Vendor Parts which it is not obliged to sell under this Contract, but which it has in stock or otherwise has reasonably available to it.

3.2   ATA Standards

The parties to this Contract shall comply with the requirements of ATA Specifications 200 and 300, provided that any of the parties shall be entitled to negotiate reasonable changes in those procedures or requirements of the said specifications which, if complied with exactly, would result in an undue operating burden or unnecessary economic penalty.

3.3   Initial Provisioning

      3.3.1 To assist Midway's Initial Provisioning, IAE shall supply Midway with Initial Provisioning Data in accordance with ATA Specification 200, subject to Clause 3.2 above.

      3.3.2 Details of the format and precise nature of the said Initial Provisioning Data, including the applicable revision numbers of ATA Specification 200, definition of Spare Parts Categories, and Lead Times, and agreement on technical publications shall be agreed between IAE and Midway at a preliminary meeting held for this purpose at a time and place to be agreed.

      3.3.3 The said Initial Provisioning Data shall cover all Spare Parts, including agreed Vendor Parts, which may be reasonably required for Midway's operation of the Installation Items.


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

      3.3.4 Before Midway places Initial Provisioning Orders, a conference shall be held for the review of Initial Provisioning Data supplied by IAE under Clause 3.3.1 above. The said conference shall be held approximately 18 months before first Aircraft delivery and shall be attended by the personnel of each party directly responsible for Initial Provisioning.

3.4   Change In Initial Provisioning Data

IAE shall, free of charge, progressively and promptly revise Initial Provisioning Data in accordance with ATA Specification 200 to take into account any changes which may materially affect provisioning decisions.

3.5   Discontinuance of Initial Provisioning Data - Use of Procurement Data

      3.5.1 Use of Initial Provisioning Data shall be discontinued on a date to be agreed by the parties hereto, but in any event no later than the date of delivery of the last Aircraft firmly ordered by Midway at the date of this Contract. On or before the said date IAE shall furnish Midway with Procurement Data complying with ATA Specification 200 and shall revise the said Procurement Data as a matter of routine thereafter.

      3.5.2 Procurement Data shall be used to enable Midway to continue to order Spare Parts to support the Installation Items.

3.6   Stocking of Spare Parts

Upon request, Midway shall provide IAE with information reasonably required to enable IAE to organize the manufacture and stocking of Spare Parts efficiently.

3.7   Lead Times

      3.7.1 Spare Parts for Initial Provisioning shall be delivered on or before the dates specified in Midway's orders, provided that the said dates comply with the terms of this Contract and do not call for delivery more than three (3) months before the scheduled date of delivery of the first Aircraft to Midway and provided further that delivery of the total Initial Provisioning quantity shall be effected against a schedule commensurate with Midway's fleet build up and Aircraft utilization.


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

      3.7.2 Save as herein provided, replenishment Spare Parts shall be delivered within the Lead Time specified in the IAE Spare Parts Catalog, except for certain major Spare Parts which shall be designated in Initial Provisioning Data and Procurement Data as being available at prices and lead times to be quoted upon request.

      3.7.3 If any order for replenishment Spare Parts shall call for a quantity materially in excess of Midway's normal requirements, IAE shall notify Midway and may request a special delivery schedule. If Midway confirms that the full quantity ordered is required, delivery of the order shall be effected at delivery dates specified by IAE and the Lead Times provided by this Clause shall not apply.

      3.7.4 In an emergency, IAE shall endeavor to deliver Spare Parts, including certain major Spare Parts referred to in Clause 3.7.2 above, within the time limits specified by Midway. The action to be taken on such orders shall be advised as follows within the following time periods from IAE's receipt of such notice:

            3.7.4.1     AOG orders - within 4 hours;

            3.7.4.2     other emergency orders - within 24 hours;

            3.7.4.3 orders for items of which Midway is out-of-stock - within 7 days.

3.8   Ordering Procedure

      3.8.1 After receipt of Initial Provisioning Data, Midway shall place its Initial Provisioning Orders in sufficient time to allow IAE to commence delivery prior to delivery of the first Aircraft. Midway shall use its best efforts to give priority to ordering major items designated in the Initial Provisioning Data.

      3.8.2 Subsequent orders for Spare Parts shall be placed by Midway from time to time as may be appropriate. Midway shall give IAE as much notice as possible of any change in its operation, including, but not limited to, changes in maintenance or overhaul arrangements affecting its requirements of Spare Parts, including Vendor Parts.

      3.8.3 IAE shall promptly acknowledge receipt of each order for Spare Parts in accordance with ATA Specification 200 procedure. Unless qualified, such acknowledgment, subject to variation in accordance with Clause 3.7.3 above, shall constitute an acceptance of the order under the terms of this Contract.


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

      3.8.4 Subject to Clause 3.12.2 below, IAE shall accept "control shipdates" as defined in ATA Specification 200 in orders for Spare Parts provided that such dates allow IAE its applicable Lead Times in making shipment and are not subject to cancellation by Midway at less than twelve (12) calendar months' notice.

      3.8.5 If IAE notifies Midway that certain Spare Parts are packed in standard package quantities (hereinafter called "SPQ's") or that a minimum sales quantity (hereinafter called "MSQ") applies, Midway's subsequent orders for such Spare Parts shall be for SPQ's or multiples thereof with a minimum of one MSQ.

      3.8.6 Unless Midway shall have specified "Total Quantity Required" on its orders, IAE shall be entitled to consider an order for inexpensive Spare Parts complete if at least 90% of the quantity ordered is delivered. For the purpose of this Clause the term "inexpensive" shall mean a price listed in the IAE Spare Parts Catalog at less than Ten U.S. Dollars ($10) per unit, but shall be subject to review by IAE from time to time.

      3.8.7 Not later than the time of placing Initial Provisioning Orders, Midway shall provide IAE with full shipping instructions applicable to both Initial Provisioning Orders and to subsequent standard replenishment orders for Spare Parts to be placed by Midway.

3.9   Modifications to Spare Parts

      3.9.1 IAE shall be entitled to make modifications or changes to the Spare Parts ordered by Midway hereunder. IAE shall promptly inform Midway by means of Initial Provisioning Data, Procurement Data and Service Bulletins when such modified Spare Parts (or Spare Parts introduced by a repair scheme) become available for supply hereunder. Notification of such availability shall be given to Midway before delivery.

      3.9.2 Modified Spare Parts may be supplied unless the modifications stated in Service Bulletins, in the recommended or optional category are considered by Midway to be unacceptable and Midway so states in writing to IAE within 90 days of the transmittal date of a Service Bulletin, in which case Midway shall be entitled to place a single order for Midway's anticipated total requirement of pre-modified Spare Parts, at a price and delivery schedule to be agreed.

      3.9.3 Unless Midway notifies IAE in writing under the provisions of Clause
            3.9.2 hereof IAE may supply at the expense of Midway a modification of any Spare Part ordered (including any additional Spare Part needed to ensure interchangeability), provided that the said modification has received the approval of the Certification Authority. The delivery of such Spare Parts shall begin on dates indicated by Service Bulletin. The delivery schedule shall be agreed at the time when orders for modifications are accepted by IAE.

      3.9.4 If Spare Parts required for incorporation of a modification are not ordered as a kit, Midway's orders must distinguish them from normal replacement Spare Parts in accordance with ATA Specification 200.

3.10  Inspection

     3.10.1 Conformance to the Specification of Installation Items will be assured by IAE through the maintenance of procedures, systems and records approved by the Certification Authority. Conformance documentation will be issued and signed by personnel authorized for such purpose.

     3.10.2 Conformance of Non-Installation Items will be assured by IAE conformance documentation.

     3.10.3 Upon the issue of conformance documentation in accordance with Clauses 3.10.1 or 3.10.2 above, Midway shall be deemed to have accepted the Installation Items and Non-Installation Items and that such Items conform to specification.

3.11  Delivery and Packing

     3.11.1 IAE shall deliver Spare Parts and Other Supplies ex-works, the IAE point of manufacture. Shipping documents and invoices shall be in accordance with ATA Specification 200.

     3.11.2 Upon such delivery, title to and risk of loss of or damage to the said Spare Parts and Other Supplies shall pass to Midway.

     3.11.3 In accordance with ATA Specification 200 requirements, Midway shall advise IAE at time of order of its instructions as to the marking and shipping of the Spare Parts and Other Supplies.


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

     3.11.4 The packaging of Spare Parts shall normally be in accordance with ATA Specification 300 Category 2 standard and shall be free of charge to Midway. Category 1 standard packaging if required by Midway shall be paid for by Midway.

3.12  Prices

     3.12.1 Subject to Clause 3.7.2 above, prices of all Spare Parts shall be quoted in U.S. Dollars, in the IAE Spare Parts Price Catalog, Initial Provisioning Data and Procurement Data. Such prices shall represent net unit prices, ex-works the IAE point of manufacture.

     3.12.2 Prices applicable to each order placed by Midway hereunder shall be the prices in effect on the date IAE receives such order, except when delivery of Spare Parts against any order is scheduled to take place after the Lead Time stated in the IAE Spare Parts Price Catalog, in which event the prices for such items shall be those prices in effect ninety (90) days prior to the scheduled time for delivery in accordance with Clause 3.12.3 below.

     3.12.3 IAE may from time to time adjust its prices for Spare Parts upon not less than ninety (90) days notice to Midway, except that prices for Spare Parts quoted in Initial Provisioning Data shall be firm, provided that:

            3.12.3.1 Orders are placed within three (3) months of receipt by Midway of Initial Provisioning Data, and

            3.12.3.2 Ordered quantities are agreed by IAE, such agreement not to be unreasonably withheld by IAE, and

            3.12.3.3 Deliveries are scheduled to be made prior to the scheduled date for delivery of the first Aircraft as at the date of supply by IAE of Initial Provisioning Data.

If for any reason orders are placed or subsequently rescheduled to specify delivery more than six months after the date of first Aircraft delivery as scheduled at the date of supply by IAE of Initial Provisioning Data, then the prices for such items shall be those prices in effect ninety (90) days prior to the scheduled time for delivery of such items against a schedule commensurate with Midway fleet build up and Aircraft utilization. Notwithstanding the above, individual price errors in the calculation of prices may be adjusted without advance notice to Midway.

     3.12.4 On request by Midway, prices of Spare Parts or other materials not included in the Spare Parts Price Catalog shall be quoted within a reasonable time by IAE.

3.13  Payment

     3.13.1 Payment for all purchases under this Clause 3 shall be made by Midway to IAE within 30 days after the date of delivery.

     3.13.2 Midway undertakes that IAE shall receive payment in U.S. Dollars of the full amount of payments falling due under this Clause 3.13, without any set-off or deduction whatsoever.

     3.13.3 All payments under this Clause 3.13 shall be made by cable or telegraphic transfer to, and shall be deposited not later than the due date of payment with:

                         National Westminster Bank, N.A
                         175 Water Street
                         New York, NY 10038
                         Account No. 2982008199
                         ABA No. 021000322

     3.13.4 For the purpose of this Clause 3.13, payment shall only be deemed to have been made to the extent immediately available funds are received in the numbered IAE bank account specified in sub-clause
            3.13.3 above.

     3.13.5 Notwithstanding Clause 3.13.1 above, payments for all purchases shall be due from Midway upon delivery, or at IAE's option prior to delivery of the purchased items upon the occurrence of any of the following events: (a) a receiver or trustee is appointed of any of Midway's property, or (b) Midway is adjudicated or voluntarily becomes a bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) Midway becomes insolvent or makes an assignment for the benefit of creditors, or (d) an execution is issued pursuant to a judgment rendered against Midway, or (e) Midway is unable or refuses to make payment to IAE in accordance with any of Midway's obligations to IAE.

     3.13.6 If Midway fails to make any payment for any Spare Parts or Other Supplies on or before the date when such payment is due, then, without prejudice to any of IAE's other rights, IAE will be entitled to charge interest on the overdue amount, at the rate of 1.5% per month, from the date such payment was due to the date such payment is made.

3.14  Resale of Surplus Spare Parts

     3.14.1 IAE is prepared at any time to consider the repurchase of Spare Parts from Midway, if they are surplus to Midway's requirements.

     3.14.2 Spare Parts to be resold shall be identified on lists submitted by Midway to IAE at the time of resale and shall be delivered at Midway's cost to IAE, at the factory of the Manufacturer or other mutually agreed location.

     3.14.3 Prices for Spare Parts resold to IAE under Clause 3.14.1 above shall be the unit net prices paid therefor by Midway. All payments made by IAE under this Clause 3.14 shall be by way of credit note to Midway's account at IAE.

3.15  Purchase by Midway from Others

     3.15.1 Midway may purchase from another A320-200 operator Spare Parts, which by virtue of Clause 3.1 above are required to be purchased from IAE:

            3.15.1.1    on an occasional basis; or

            3.15.1.2 where the said operator has excessive stock holdings of the Spare Parts concerned; or

            3.15.1.3 pursuant to a pooling arrangement or joint use agreement between Midway and the said operator.

     3.15.2 Subject to the conditions specified below, in the following circumstances Midway may obtain from established and approved sources, other than IAE or other A320-200 operators, Spare Parts which by virtue of Clause 3.1 above are required to be purchased from IAE:

            3.15.2.1 as a temporary expedient in the event of a temporary but material failure by IAE to supply Spare Parts as required herein; or

            3.15.2.2 during any period when IAE is hindered or prevented from delivering Spare Parts due to circumstances beyond its control provided Midway is thereby able to obtain the Spare Parts it requires sooner than IAE is able to supply them, and provided further that Midway will not unreasonably thereby increase its stock of the Spare Parts; or

            3.15.2.3    where IAE identifies a Spare Part as a standard part.

       Midway's rights under Clause 3.15.2 above are subject to Midway being unable to satisfy its requirements for Spare Parts under the provisions of Clause 3.15.1 above.

     3.15.3 Nothing in this Clause 3.15 shall be deemed to extend the obligations of IAE or to diminish the limitations upon such obligations under the Warranties referred to in Clauses 4.1 and 4.2 below.

     3.15.4 Notwithstanding any extension of the time of delivery in accordance with the provisions of Clause 6.1.1 below, Midway shall be entitled to cancel all or part of any order on IAE for Spare Parts which, pursuant to the terms of Clauses 3.15.2.1 and 3.15.2.2 are purchased from another source by giving reasonable notice of cancellation of the said order.

     3.15.5 In the event that Midway purchases Spare Parts under this Clause 3.15, Midway shall give written notice to IAE of the extent of such purchase supported by any other technical information which IAE may reasonably require.

3.16  Special Tools. Ground Equipment and Consumable Stores

IAE shall sell Other Supplies to Midway subject to the terms and conditions of this Contract, but the detailed procedures of this Contract with regard to Initial Provisioning, Procurement Data, prices, stocking and Lead Time shall not apply. Technical data for special tools and ground equipment shall be in accordance with ATA Specification 101.

3.17  Conflict

In the event of any conflict between the provisions of this Contract and the provisions of ATA Specifications 101, 200 and 300, the provisions of this Contract shall prevail.

CLAUSE 4 WARRANTIES, GUARANTEES AND LIABILITIES

4.1 IAE warrants to Midway that at the time of delivery, the Supplies sold hereunder such Supplies will be free of defects in material and manufacture and will conform substantially to IAE's applicable specifications as stipulated in this Contract. IAE's liability and Midway's remedies under this warranty are limited to the repair or replacement, at IAE's election, of Supplies or parts thereof returned to IAE at the factory of the manufacturer which are shown to IAE's reasonable satisfaction to have been defective; provided, that written notice of the defect shall have been given by Midway to IAE within ninety
      (90) days after the first operation or use of the Supplies (or if the Supplies are installed in new Aircraft, within ninety (90) days after acceptance of such Aircraft by its first operator) but in no event later than one (1) year after the date of delivery of such Supplies by IAE. Transportation charges for the return of defective Supplies to IAE pursuant to this Clause 4.1 and their reshipment to Midway and the risk of loss thereof will be borne by IAE only if the Supplies are returned in accordance with IAE's written reasonable and normal shipping instructions.

4.2   In addition, IAE grants and Midway accepts the following:

      4.2.1 V2500 Engine and Parts Service Policy
      4.2.2 V2500 Nacelle and Parts Service Policy
      4.2.3 V2500 Non-Installation Items Warranty
      4.2.4 V2500 Reliability Guarantee
      4.2.5 V2500 Inflight Shutdown Guarantee
      4.2.6 V2500 Exhaust Gas Temperature Guarantee
      4.2.7 V2500 Fuel Consumption Retention Guarantee
      4.2.8 V2500 Delay and Cancellation
      4.2.9 V2500 Fleet Hour Agreement

      The Service Policies, Warranties and Guarantees referred to in this Clause
      4.2 are hereinafter called the "Warranties." The above Service Policies, Warranties and Guarantees together form Exhibit D to this Contract.

      The Firm Aircraft and the firm spare Engine as described in Exhibit B will be covered by and be eligible for the service policies and guarantees described in Clause 4.2.

4.3 The parties agree that those of the Warranties set out in Clauses 4.2.1 and 4.2.2 above wherein Midway may be referred to as the "Operator" shall also apply to any equipment which falls within the categories of equipment referred to in the Warranties manufactured, supplied or inspected by IAE howsoever and whenever (whether before, on or after the date first above written) acquired by Midway from whatsoever source including but not limited to any V2500 aero engines and any associated equipment therefor, and any parts for such engines and associated equipment which form part of any aircraft acquired from the manufacturer.

4.4 The Warranties are personal to Midway and the obligations of IAE thereunder shall only apply insofar as Midway has ownership and possession of the Supplies covered thereunder.

4.5 Midway shall inform any person to whom it intends to sell, lease, loan or otherwise dispose of any of the Supplies or equipment referred to in Clause 4.3 above that such person may obtain from IAE a direct warranty agreement incorporating those of the Warranties set out in Clauses 4.2.1 and 4.2.2. Midway shall also use its reasonable endeavors to ensure that such person shall enter into a direct warranty agreement with IAE prior to delivery of any of the Supplies or such equipment to such person.

4.6   IAE and Midway agree that the intent of the Warranties provided in Clause
      4.2 is to provide specified benefits or remedies to Midway as a result of specified events. It is not the intent however to duplicate benefits or remedies provided to Midway by IAE or another source, e.g., another equipment manufacturer or lessor, as a result of the same event. Therefore, the terms of the Warranties notwithstanding, Midway agrees that it shall not be eligible to receive benefits or remedies from IAE if it stands to receive or has received benefits or remedies from IAE or another source as a result of the same event.

4.7   Midway accepts that the Warranties granted to Midway under Clauses 4.1,
      4.2 and 4.3 above together with the express remedies provided to Midway in respect of the Supplies in accordance with this Contract are expressly in lieu of, and Midway hereby waives, all other remedies, conditions and warranties, expressed or implied including without limitation, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, and all other obligations and liabilities whatsoever of IAE and of its shareholders whether in contract or in tort or otherwise for any defect, deficiency, failure, malfunctioning or failure to function of any item of the Supplies or of the equipment referred to in Clause 4.3 above, howsoever and whenever acquired by Midway from whatever sources and Midway agrees that neither IAE nor any of its shareholders shall be liable to Midway upon any claim therefor or upon any claim howsoever arising out of the manufacture or supply or inspection by IAE of any item of the Supplies or of such equipment or any other item of whatever nature, whether in contract or in tort or otherwise, except as expressly provided in the said Warranties, and Midway agrees that IAE shall not be liable to Midway except as set forth above.

4.8 IAE and Midway agree that this Clause 4 has been the subject of discussion and negotiation, is fully understood by the parties and the price of the Supplies and other mutual agreements of the parties set forth in this Contract are arrived at in consideration of:

      4.8.1 the express Warranties of IAE and Midway's rights thereunder; and

      4.8.2 the exclusions, waivers and limitations set forth in Clause 4.7 above.

CLAUSE 5 PRODUCT SUPPORT SERVICES

5.1 IAE will make available to Midway the Product Support Services described in Exhibit C to this Contract. Except when identified in such Exhibit as requiring separate contractual arrangements, such Product Support Services shall be supplied at no additional charge to Midway and subject to the provisions of this Contract. IAE may delegate the performance of product support services to an affiliated company.

CLAUSE 6 MISCELLANEOUS

6.1   Delay in Delivery

      6.1.1 If IAE is hindered or prevented from delivering any of the Supplies within the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract) by reason of:

            6.1.1.1     any cause beyond the reasonable control of IAE, or

            6.1.1.2 fires, industrial disputes or introduction of essential modifications the time for delivery shall be extended by a period equal to the period for which delivery shall have been so hindered or prevented, and IAE shall not be under any liability whatsoever in respect of such delay.

      6.1.2 If, by reason of any of the causes embraced by Clause 6.1.1 above, IAE is hindered or prevented from or delivering any goods (which are the same as and include the Supplies) to purchasers (including Midway) then IAE shall have the right to allocate such goods, as they become available, at its own discretion among all such purchasers and IAE shall not be under any liability whatsoever to Midway for delay in delivery to Midway resulting from such allocation by IAE and the time for delivery shall be extended by a period equal to the delay resulting from such allocation by IAE.

      6.1.3 Should IAE inexcusably delay delivery of any item of the Supplies beyond the time for delivery specified in this Contract (as such time may be extended pursuant to the provisions of this Contract), then in respect of the first two months of such delay, IAE shall not be under any liability whatsoever and thereafter in respect of any further delay in delivery the damages recoverable by Midway from IAE as Midway's sole remedy shall not exceed 1/2% (one half percent) of the purchase price of the item of Supplies so delayed in respect of each month of such further delay (and prorata for any period of less than one month) subject to an overall maximum of 3 1/2% (three and one half percent) of the purchase price of the item of the Supplies so delayed. In the alternative, should Midway require a spare Engine due to a V2527-A5 engine removal from the Aircraft to maintain the Aircraft operational and IAE has a suitable spare Engine available for lease, then Midway may lease such a spare engine in accordance with IAE's Standard Terms of Business. For such a lease IAE will waive the daily rate normally chargeable, however Midway will pay the hourly charge associated with the lease. In the event of such a lease, Midway will not be eligible for the financial remedy specified above in this clause 6.1.3.

      6.1.4 The right of Midway to claim damages shall be conditional upon the submission of a written notice by Midway that it intends to make a claim therefor, within thirty days from the date on which IAE notifies Midway that the item of the Supplies so delayed is ready for delivery, or from the date on which Midway exercises the right of cancellation in respect of such item conferred in accordance with Clause 6.1.5 below, whichever date shall first occur and the receipt by IAE of a written claim from Midway within thirty days of delivery to Midway of such item of Supplies so delayed or the date of cancellation in accordance with Clause 6.1.5 above as appropriate.

      6.1.5 Should IAE inexcusably delay delivery of any item of the Supplies beyond the time for delivery specified in this Contract for a period of 12 (twelve) months then, in addition to the right of Midway under Clause 6.1.3, Midway shall be entitled to refuse to take delivery of such item on giving IAE notice in writing within one month after the expiration of such period of 12 (twelve) months. Upon receipt of such notice IAE shall be free from any obligation in respect of such item except that IAE shall refund to Midway any deposits made in respect of the purchase price of such item of the Supplies.

      6.1.6 Should IAE excusably delay delivery of a spare Engine beyond the time of delivery specified in this contract and should Midway require a spare Engine due to a V2527-A5 engine removal from the Aircraft to maintain the Aircraft operational, and IAE has a suitable spare Engine available for lease, then Midway may lease such a spare Engine in accordance with IAE's Standard Terms of Business. For such a lease IAE will waive the daily rate normally chargeable, however Midway will pay the hourly charge associated with the lease. Should IAE excusably delay delivery of any item of the Supplies beyond the time for delivery specified in this Contract for a period of 15 (fifteen) months and IAE has not provided the support specified above in this clause 6.1.6, Midway shall be entitled to refuse to take delivery of such item on giving IAE notice in writing within one month after the expiration of such period of 15 (fifteen) months. Upon receipt of such notice IAE shall be free from any obligation in respect of such item except that IAE shall refund to Midway any deposits made in respect of the purchase price of such item of the Supplies. Where IAE has to refund deposits to Midway due to delay which has been solely attributable to excusable delay as specified in Clause 6.1.1 above, and IAE has not provided a lease as set forth above in this Clause 6.1.6, then IAE will also refund such deposit with interest at a per annum rate of one-half of the New York Citibank Prime rate calculated from the later of the scheduled delivery date specified in this Contract or the date such deposit was paid to IAE to the date of Midways notice to IAE of its refusal to take delivery.

6.2   Patents

      6.2.1 IAE shall, subject to the conditions set out in this Clause and as the sole liability of IAE in respect of any claims for infringement of industrial property rights, indemnify Midway against any claim that the use of any of the Supplies by Midway within any country to which at the date of such claim the benefits of Article 27 of the Convention on International Civil Aviation of 7th December 1944 (The Chicago Convention) apply, infringes any patent, design, or model duly granted or registered provided, however, that IAE shall not be liable to Midway for any consequential damage or any loss of use of the Supplies or of the Aircraft in which the Supplies may be incorporated arising as a result directly or indirectly of any such claim.

      6.2.2 Midway will give immediate notice in writing to IAE of any such claim whereupon IAE shall have the right at its own expense to assume the defense of or to dispose of or to settle such claim in its sole discretion. IAE will discuss any such disposal or settlement of a claim with Midway so it will not have an adverse effect on Midway. Midway will give IAE all reasonable assistance and will not by any act or omission do anything which may directly or indirectly prejudice IAE in connection with the defense.

      6.2.3 IAE shall have the right to substitute for any allegedly infringing Supplies substantially equivalent non-infringing supplies.

      6.2.4 The indemnity contained in Clause 6.2.1 above shall not apply to claims for infringement in respect of (i) Supplies manufactured to the specific design instructions of Midway; (ii) Supplies not of IAE design (but IAE shall in the event of any claim for infringement pass on to Midway so far as it has the right to do so the benefits of any indemnity given to IAE by the designer, manufacturer or supplier of such Supplies); (iii) the manner or method in which any of the Supplies is installed in the Aircraft; or (iv) any combination of any of the Supplies with any item or items other than Supplies.

6.3   Credit Reimbursement

      Should Midway not take delivery of the four Firm Aircraft in accordance with the schedule described in Clause 1.1 or not take delivery of the Purchased Items in accordance with the schedule described in Exhibit B, unless extended or changed by mutual agreement between Midway and IAE which such agreement shall not be unreasonably withheld, then, without prejudice to IAE's other rights under this Contract, the value of any credits, hardware or other concessions received by Midway pursuant to this Contract (including any Side Letters and amendments) will be readjusted so that for each of the four Firm Aircraft which Midway does not take delivery of in accordance with the applicable scheduled delivery, then Midway's total value of fleet introductory assistance credit and V2500 inventory credit will be reduced by an amount of [ * * * ] per Firm Aircraft not taken as set forth above and by an amount of [ * * *] if the Purchased Items are not taken as set forth above. If at the time of such adjustment, the credits, hardware values or value of other concessions which have been received by Midway exceed the final adjusted amounts, Midway will promptly reimburse IAE in an amount equal to such excess plus interest on the excess amounts calculated from the time each respective amount was applied or value received until reimbursement. Interest will be calculated to the lesser of 1.25 times the New York Citibank prime rate or the New York Citibank prime rate plus three and a one half a percent in effect at the time each respective amount was applied or value was received. If Midway is in default of any payment obligations under the terms of this Contract, IAE will without prejudice to any of its other rights be entitled to offset any unused IAE credit in Midway's account with IAE against such outstanding amount.

6.4   Non-Disclosure and Non-Use

      6.4.1 Subject to Clause 6.4.3 below, Midway agrees to hold in confidence any Information which it acquires directly or indirectly from IAE and agrees not to use the same other than for the purpose for which it was disclosed without the written approval of IAE. The expression "Information" in this Clause 6.4.1 includes but is not limited to all oral or written information, know-how, data, reports, drawings and specifications, and all provisions of this Contract.

      6.4.2 Midway shall be responsible for the observance of the provisions of Clause 6.4.1 above by its employees.

      6.4.3 The provisions of Clause 6.4.1 above shall not apply to information which is or becomes generally known in the aero engine industry nor shall the provisions of Clause 6.4.1 above prevent any necessary disclosure of information to enable Midway itself to operate, maintain or overhaul Supplies. 6.4.4 Midway shall be responsible for obtaining any required authorization including an export license, import license, exchange permit or any other governmental authorization required in connection with the transactions contemplated under this Contract. Midway shall restrict disclosure of all information and data furnished thereto under this Contract and shall ship the direct product of such information and data to only those destinations permitted under such governmental authorization.

      6.4.5 In the event that any of the Information as described in Clause
            6.4.1 is required to be disclosed by Midway through a valid governmental, judicial or regulatory agency order, Midway agrees to limit the disclosure to only those portions of the Information specifically required to be disclosed by such order, and to maintain the confidentiality of as much of the Information as legally possible.

6.5   Taxes

      6.5.1 Subject to Clause 6.5.2 below, IAE shall pay all imposts, duties, fees, taxes and other like charges levied by the governments of the United Kingdom, the United States of America, the Federal Republic of Germany, Japan and Italy or any agency thereof in connection with the Supplies prior to their delivery.

      6.5.2 All amounts stated to be payable by Midway pursuant to this Contract exclude any value added tax, sales tax or taxes on turnover. In the event that the supply of goods or services under this Contract is chargeable to any value added tax, sales tax or taxes on turnover such tax will be borne by Midway. To ensure so far as possible that Midway is not charged with European Community value added tax ("VAT"), Midway will within 30 days of signature hereof, inform IAE of its VAT Code (if any) for inclusion on IAE's invoices.

      6.5.3 Except as otherwise set forth in this Section 6.5 and except for taxes imposed on or with respect to the overall gross or net income, profits or gains or capital or net worth of IAE (including but not limited to withholding taxes imposed by the Federal Government of the United States of America), Midway shall pay all other imposed duties, fees, taxes and other like charges by whomsoever levied.

6.6   Amendment

       This Contract shall not be amended in any way other than by agreement in writing, entered into by the parties hereto after the date of this Contract, which is expressly stated to amend this Contract.

6.7   Assignment

Except as provided under Clause 5 above, neither party may assign any of its rights or obligations hereunder without the written consent of the other party (except that IAE may assign its rights to receive money hereunder). Any assignment made in violation of this Clause 6.7 shall be null and void.

6.8   Exhibits

In the event of any conflict or discrepancy between the Exhibits (which are hereby expressly made a part of this Contract) and Clauses of this Contract then the Clauses shall prevail.

6.9   Headings

The Clause headings and the Index do not form a part of this Contract and shall not govern or affect the interpretation of this Contract.

6.10  Law

This Contract shall be subject to and interpreted and construed in accordance with the laws of the State of Connecticut, United States of America. The parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980).

6.11  Notices

Any notice to be served pursuant to this Contract is to be sent by registered post or by telex:

In the case of IAE:

       IAE International Aero Engines AG
       628 Hebron Avenue
       Glastonbury, Connecticut 06033-2595 U.S.A.
       Telex No. 4436031 INTLAERO

       Attention:  Business Director & Chief Legal Officer

In the case of Midway:

       Midway Airlines Corporation
       5713 South Central Avenue
       Chicago
       Illinois, 60638 U.S.A
       Telecopy No: 312 838 2069

       Attention:  President

       or in each case to such other place of business as may be notified from time to time by the receiving party.

6.12  Exclusion of Other Provisions and Previous Understandings

     6.12.1 This Contract contains the only provisions governing the sale and purchase of the Supplies and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of Midway, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either party relating to the sale and purchase of the Supplies.

     6.12.2 The parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Contract, whether orally or in writing, relating to the Supplies, other than those expressly incorporated in this Contract, which has been negotiated on the basis that its provisions represent their entire agreement relating to the Supplies and shall supersede all such representations, agreements, statements and understandings.

6.13  Termination

       Either party shall have the option, at its sole discretion, to terminate this Contract upon the occurrence of any of the following events: (a) a receiver or trustee is appointed for any of the other party's property, or (b) the other party is adjudicated or voluntarily becomes a bankrupt under any bankruptcy or winding up laws or other similar legislation, or
       (c) the other party becomes insolvent or makes an assignment for the benefit of creditors.

IN WITNESS WHEREOF the parties hereto have caused this Contract to be signed on their behalf by the hands of their authorized officers the day and year first before written.

For IAE International Aero Engines AG        /s/ [ILLEGIBLE]
                                             -------------------

In the presence of                           /s/ [ILLEGIBLE]
                                             -------------------

For Midway Airlines Corporation              /s/ [ILLEGIBLE]
                                             -------------------

In the presence of                           /s/ [ILLEGIBLE]
                                             -------------------

                                    EXHIBIT A

                             CONTRACT SPECIFICATION

                    V2500 TURBOFAN ENGINE MODEL SPECIFICATION

FAA Commercial Type Certificate E40NE            Model V2527 - A5
                                                 Spec. No. IAE S27A5

                                SEA LEVEL RATINGS
           (With Ideal Inlet and Exhaust Systems - See GENERAL NOTES)

                                                                           Net
                                                                          Thrust
                                                                            lb
                                                                          ------
Takeoff Rating (Static)                                                   24,800
Takeoff Rating (at 0.2 Mn)                                                22,020
Maximum Continuous Rating                                                 22,240

                                   DESCRIPTION

Type - An axial flow, two spool, turbofan engine with fan and multistage compressors driven by multistage reaction turbines and designed for operation with fixed area mixed exhaust system.

Installation Drawing No. 4W6199. The Engine Installation Drawing shows the Engine envelope and provides dimensions and data for the engine installation interfaces.

                                  FUEL AND OIL

Fuel - Specification MIL-T-5624, MIL-T-83133 or ASTM-D-1655
Oil - Specification MIL-L-23699 Type II
Oil Consumption, Maximum (As measured over a 10-Hour Period) 0.15 U.S. gal/hr

                               STANDARD EQUIPMENT
                            Included in Engine Price
                     (Partial List Comprised of Major Items)

                         FUEL SYSTEM AND CONTROL SYSTEM:

LP/HP Fuel Pump, Fuel Filter Element, Fuel Temperature Sensor, Fuel Diverter/Back to Tank Valve, Fuel Distribution Valve, P2T2 Relay Box, Electronic Engine Control (EEC), Dedicated Generator, P4.9 Sensors and Manifold, Fuel Metering Unit, Fuel Supply Pipe, Fuel Nozzles.

                                IGNITION SYSTEM:

Ignition Exciter, Igniter Plug, Ignition Lead (2 each) (without power source).

                                   AIR SYSTEM:

No. 4 Bearing Compartment Heat Exchanger, HP/LP Active Clearance Control Valve, Active Clearance Control Valve Actuator, LP Compressor Bleed Valve Master Actuator, LP Compressor Bleed Valve Slave Actuator, Variable Stator Vane Actuator, HP Compressor Bleed Valves, HP Compressor Bleed Valve Solenoids, HPT Cooling Valve and Solenoid.

                            ENGINE INDICATING SYSTEM:

Exhaust Gas Temperature (EGT) Thermocouples, EGT Harness and Junction Box, No. 4 Bearing Scavenge Pressure Transducer, Fuel Filter and Scavenge Differential Pressure Switches, Scavenge Oil Temperature Sensor, Oil Pressure Transmitter, Low Oil Pressure Switch, Vibration Transducers and Harness, Oil Quantity Transmitter, Magnetic Chip Detectors, Fuel Flowmeter.

                                   OIL SYSTEM:

Oil Tank, Air Cooled Oil Cooler, Fuel Cooled Oil Cooler, Pressure Oil Filter Element, Air Cooled Oil Cooler Modulating Valve, Scavenge Oil Filter Housing Assembly and Element, No. 4 Bearing Compartment Scavenge Valve, Electrical Power Generator Fuel Cooled Oil Cooler.

                                 MISCELLANEOUS:

EEC Harnesses Fan and Core, Ignition Supply Harness, General Service Harness, Nose Spinner, Core Fuel Drains, Airframe Accessory Mounting Pads and Drives, Various Brackets on working flanges for attachment of Nacelle and Aircraft Equipment Electrical Power Generator Piping to Cooler, P2T2 Probe.

                              ADDITIONAL EQUIPMENT
                          Available at Increased Price

Shipping Stand
Engine Condition Monitoring Instrumentation
Items of ADDITIONAL EQUIPMENT should be ordered at the time of Engine procurement in order to assure availability of this equipment at the time of Engine shipment.

                                  GENERAL NOTES

The specified Sea Level Static Ratings are ideal and are based on U.S. Standard Atmosphere 1962 conditions, the specified fuel and oil, an ideal inlet pressure recovery, no fan or compressor air bleed or load on accessory drives, a mixed exhaust system having no internal pressure losses and with a mixed primary nozzle velocity coefficient equal to 1.0.

Takeoff rating is the maximum thrust certified for takeoff operation. The specified takeoff thrust is available at and below ISA + 56(degree)F (31(degree)C) ambient temperature.

Maximum Continuous Rating is the maximum thrust certified for continuous operation. The specified thrust is available at and below ISA + 18(degree)F (10(degree)C) ambient temperature.

Maximum Climb Rating is the maximum thrust approved for normal climb operation.

Maximum Cruise Rating is the maximum thrust approved for normal cruise operation.

Guaranteed Calibration Stand Performance values for specific engine applications are provided in Appendix A to this specification.

Unless otherwise specified, engines will be supplied with the STANDARD EQUIPMENT listed.

The Electrical Power Generator Fuel Cooled Oil Cooler and any drains, brackets and Electrical Power Generator piping, and other external hardware supplied with the Engine are certified by the FAA-NER to FAR Part 33 requirements.

                    V2500 TURBOFAN ENGINE MODEL SPECIFICATION
                                   Appendix A

FOR A COMPLETE PROPULSION SYSTEM INCLUDING ENGINE AND NACELLE
TO BE INSTALLED IN THE AIRBUS INDUSTRIE A320 AIRPLANE

GUARANTEED CALIBRATION STAND PERFORMANCE

                                                 Sea Level Static
                                                 ----------------
                                            Net               Max. Specific.
                                           Thrust            Fuel Consumption
                                            lb.               lb/hr/lb Thrust
Takeoff Rating                             24,200                  TBD
Maximum Continuous Rating                  21,750                  TBD
90% of Maximum Continuous Rating           19,570                  TBD

See GENERAL NOTES of the basic specification for rating definitions.

The ratings specified in this Appendix are attainable on the test stand at U.S. Standard Atmosphere 1962 conditions, with the specified fuel and oil, the air inlet and exhaust system described below, and without fan or compressor air bleed for aircraft systems, or load on accessory drives.

The air inlet and exhaust system are shown on Propulsion System Drawing No. 745-7000 and consist of the air inlet duct assembly, fan duct assembly, mixed nozzle assembly and other associated V2500 Nacelle System hardware as would be installed in the Airbus Industrie A320 airplane. The specified calibration stand performance represents installed performance and is based on fuel having a LHV of 18,400 Btu/lb.

The maximum thrust specific fuel consumption values will he determined based on the production acceptance to inflight correlation established after the completion of airplane certification.

The following items are included in establishing the specified performance guarantees:

(a)   Air inlet duct contours

(b)   Air inlet duct acoustic treatment

(c)   Fan duct and mixed nozzle contours

(d)   Fan reverser blocker doors and drag links

(e)   Fan duct and mixed nozzle acoustic treatment

(f)   Fan duct bleed openings except that the precooler bleed duct is shut off

(g) Fan air leakage with the exhaust system conforming to that shown on the Engine Installation Drawing

(h)   Fan air bleed for component cooling and nacelle ventilation

                                    EXHIBIT B

                             PURCHASED ITEMS, PRICE,

                         ADJUSTMENT FORMULA AND DELIVERY

Firm Spare Engine
-----------------

       Purchased   Basic Contract Price          Qty.        Delivery
       Item No.:   U.S. Dollars (July 1988)      ---         Date
-------------------------------------------                  ----

       1.          [ * * * ]                    1          November 1998

Option Spare Engine
-------------------

       Purchased   Basic Contract Price          Qty.        Delivery
       Item No.:   U.S. Dollars (July 1988)      ---         Date
-------------------------------------------                  ----

       1.          [ * * * ]                    1          November 1999

ADJUSTMENT FORMULA

1. Any Basic Contract Price or other Sum expressed to be subject to Adjustment from a Base Month to a month of delivery or other date of determination will be subject to adjustment in accordance with the following formula:

      P = Pb (0.60L + 0.30M + 0.10E)
                  Lo      Mo      Eo

      Where:

      P = The Invoiced Purchase Price or Adjusted Sum rounded to the nearest dollar.

      Pb =  The Basic Contract Price or other Sum.

      Lo = The "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

      L = The "Average Hourly Earnings of Aircraft Engine and Engine Parts Production Workers" SIC Code 3724 for the month preceding the month of delivery or other date of determination by four months.

      Mo = The "Producer Price Index, Code 10, For Metals and Metal Products" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

      M = The "Producer Price Index, Code 10, For Metals and Metal Products" for the month preceding the month of delivery or other date of determination by four months.

      Eo = The "Producer Price Index, Code 5, For Fuel and Related Products and Power" published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the Base Month by four months.

      E = The "Producer Price Index, Code 5, For Fuel and Related Products and Power" for the month preceding the month of delivery or other date of determination by four months.

2.    The values of the factors 0.60L and 0.30 M and 0.10 E
                                    Lo         Mo         Eo

      respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

3. If the U.S. Department of Labor ceases to publish the above codes or modifies the basis of their calculation, then IAE may substitute, with Midays agreement which shall not be unreasonably withheld any officially recognized and substantially equivalent statistics.

4. The Basic Contract Prices contained in this Exhibit B are subject to from a Base Month of July 1988 to the month of delivery using Lo, Mo and Eo values for March 1988.

5. If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

                                    EXHIBIT C

                              PRODUCT SUPPORT PLAN

                                 PRODUCT SUPPORT

                                     FOR THE

                                  V2500 ENGINE

                        IAE INTERNATIONAL AERO ENGINES AG


Issue No. 4

                                TABLE OF CONTENTS

I.    INTRODUCTION .......................................................... ii
II.   CUSTOMER SUPPORT ...................................................... 1

      o     Customer Support Manager
      o     Customer Support Representatives
      o     Customer Training
      o     Engine Maintenance Management
      o     Operations Monitoring
      o     Special Programs

III.  BUSINESS SUPPORT ...................................................... 6

      o     Engine Warranty Services
      o     Maintenance Center Support
      o     Maintenance Facilities Planning Service
      o     Engine Reliability and Economic Forecasts
      o     Logistics Support Studies
      o     Lease Engine Program

IV.   TECHNICAL SERVICES .................................................... 9

      o     Technical Services
      o     Powerplant Maintenance
      o     Customer Performance
      o     Diagnostic Systems
      o     Human Factors
      o     Flight Operations
      o     Repair Services
      o     Tooling and Support Equipment Services
      o     Product Support Technical Publications

V.    SPARE PARTS ........................................................... 20

      o     Spare Parts Support

I.    INTRODUCTION

International Aero Engines AG (IAE) will make the following support personnel and services available to the V2500 engine customer: Flight Operations, Customer Performance, Customer Support Representatives, Customer Maintenance Support, Technical Services, Powerplant Maintenance, Service Data Analysis, Human Factors, Repair Services, Warranty Administration, Maintenance Facilities Planning, Tooling and Support Equipment Services, Product Support Technical Publications, Customer Training, Spare Parts Support and Maintenance Center Support.

To make these support services readily available to you, our customer, in the most efficient manner, the Customer Support Group has been established and assigned primary responsibility within IAE for customer liaison. A Customer Support Manager is assigned to maintain direct liaison with each individual Customer. A description of the various product support services available to each customer follows.

IAE reserves the right to withdraw or modify the services described herein at any time at its sole discretion. No such withdrawal or modification shall diminish the level of services and support which the Customer may be entitled to receive with respect to V2500 engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed V2500 engines for which a firm and unconditional order has been placed with the aircraft manufacturer, prior to the announcement of any such withdrawal or modification.

II.   CUSTOMER SUPPORT

CUSTOMER SUPPORT MANAGER

The Customer Support Manager provides a direct liaison between the airline customer's Engineering, Maintenance, Operations, Logistics, Commercial and Financial organizations and the corresponding functions within IAE. The Customer Support Manager assigned to each airline is responsible for coordinating and monitoring the effort of the Product Support Department functional organization to achieve timely and responsive support for the airline. The Customer Support Manager provides the following specific services to the airline customer:

-     Readiness Program and planning prior to EIS

-     Technical recommendations and information.

-     Engine Maintenance Management Plans

-     Refurbishment, Modification and Conversion program planning assistance.

- Coordination of customer repair, maintenance and logistics requirements with the appropriate Product Support functional groups.

-     Assist with critical engine warranty/service policy claims.

The Customer Support Manager will represent the airline customer in IAE internal discussions to ensure that the best interests of the customer and IAE are considered when making recommendations to initiate a program, implement a change or improvement in the V2500 engine.

CUSTOMER SUPPORT REPRESENTATIVE

IAE Customer Support Representatives provide the following services to the airline customer:

-     24 Hour Support

-     Maintenance Action Recommendations

-     Daily Reporting on Engine Technical Situations

-     On-The-Job Training

-     Service Policy Preparation Assistance

-     Prompt Communication with IAE

ENGINE MAINTENANCE SUPPORT SERVICE

Customer Support Representatives assist airline customer personnel in the necessary preparation for engine operation and maintenance. The Representative, teamed with a Customer Support Manager will work closely with the airplane manufacturer's support team particularly during the initial period of aircraft operation. Representatives are in frequent contact with the IAE offices on technical matters. Information and guidance received from the home office is transmitted promptly to the airline which allows the airline to share in all related industry experience.

The practice permits immediate use of the most effective procedures and avoidance of unsuccessful techniques. The IAE office contact ensures that IAE Representatives know, in detail, the latest and most effective engine maintenance procedures and equipment being used for maintenance and overhaul of V2500 engines. They offer technical information and recommendations to airline personnel on all aspects of maintenance, repair, assembly, balancing, testing, and spare parts support of IAE.

ON-THE-JOB TRAINING

Customer Support Representatives will conduct on-the-job training for the airline's maintenance personnel. This training continues until the maintenance personnel have achieved the necessary level of proficiency. Training of new maintenance personnel will be conducted on a continuing basis.

SERVICE POLICY ADMINISTRATION

Customer Support Representatives will provide administrative and technical assistance in the application of the IAE Engine and Parts Service Policy to ensure expeditious and accurate processing of airline customer claims.

CUSTOMER TRAINING

IAE Customer Training offers airline customers the following support:

-     Technical Training at Purpose Built Facilities

-     On-site Technical Training

-     Technical Training Consulting Service

-     Training Aids and Materials

TRAINING PROGRAM

The IAE Customer Training Center has an experienced full-time training staff which conducts formal training programs in English for airline customers' maintenance, training and engineering personnel. The standard training programs are designed to prepare customer personnel, prior to the delivery of the first aircraft, to operate and maintain the installed engines. Standard courses in engine operation, line maintenance, modular maintenance, performance and trouble-shooting are at so available throughout the production life of the engine. The courses utilize the latest teaching technology, training aids and student handouts. IAE Customer Support will coordinate the scheduling of specific courses as required. The following is the curriculum of standard courses available. On-site technical training, technical training consulting services and customized courses may be provided upon customer request and subject to separate contractual arrangements.

General V2500 Familiarization

This two day course is designed for experienced gas turbine personnel who will be responsible for planning, provisioning and maintenance of the V2500 engine. This course is also designed to appropriately familiarize key staff, supervisory and operations planning personnel and flight crews. Discussions are concentrated in the following subject areas:

-     Engine construction features internal and external hardware.

- Engine systems operation, major components accessibility for removal/replacement.

-     Operational procedures

-     Performance characteristics

- Maintenance concepts, repair and replacement requirements and special tooling.

The course is normally conducted in preparation for fleet introductory discussions in the provisioning of spares and tooling, training and line maintenance areas to acquaint the customer with the engine, its systems, operations and procedures.

Line Maintenance and Troubleshooting

This course is designed for key line maintenance and troubleshooting personnel who have not received previous formal training on the V2500 engine. The classroom phases provide the student with the information essential for timely completion of line maintenance activities and the procedures for effective troubleshooting and correction of malfunctions in the V2500 engine systems and the engine/airframe interfaces. Classroom and shop training are provided for in the following areas:

-     Engine Description

-     Systems Operation

-     Applied Performance

-     Ground Operations

-     Troubleshooting Procedures

-     Practical Phase Line Maintenance Tasks

V2500 Familiarization and Modular Maintenance

Provides experienced heavy maintenance personnel with engine modular disassembly and assembly training. The training is concentrated in the following subject areas:

-     Engine Description Overview

-     Engine Systems Overview

-     Heavy Maintenance Tasks *

* Course duration and "hands-on" coverage are contingent on the availability of an engine and required tooling.

ENGINE MAINTENANCE MANAGEMENT PLANS

Planning documents, tailored for individual operators, are developed to serve as Engine Maintenance Management Program criteria. These are directed toward the objective of ensuring cost-effective operation with acceptable post-repair test performance, providing engine reliability to achieve maximum time between shop visits, and minimizing the adverse effects to operation of inflight shutdowns and delays/cancellations. Through the institution of specific maintenance recommendations, proper engine performance, durability, and hot section parts lives can be achieved.

OPERATIONS MONITORING

The following information is available to the airline customer from the IAE Product Information Process (IP)^2 Group:

OPERATION EXPERIENCE REPORTS

IAE maintains V2500 Service Data System (SDS) data base from which selected engine operations and reliability summary reports will be developed and made available on a scheduled basis to each airline customer. Data reported by IAE Customer Support Representatives serve as input to this data base. This computerized data maintenance and retrieval system will permit:

- A pooling and exchange of service experience for the benefit of the entire airline industry.

-     A common statistical base.

- The selective querying of computer data files for answers to customer inquiries.

In addition to providing operations and reliability reports, SDS serves in-house programs directed at improving engine design and enhancing overall customer support, including spare parts provisioning and warranty administration.

SPECIAL PROGRAMS

ENGINE HARDWARE RETROFIT PROGRAMS

Engine Retrofits are carried out to provide modification of engine hardware configuration when required on delivered engines. This involves assisting in the marshalling of hardware, special tools, manpower and the scheduling of engine and material to modification sites.

CONTROLLED SERVICE USE PROGRAMS AND MATERIAL SUPPORT

IAE shall assume responsibility for the planning, sourcing, scheduling and delivery of Controlled Service Use material, warranty replacement material, service campaign, material and program support material subject to the terms of special contracts with customers.

Urgent customer shipments, both inbound and outbound, are monitored, traced, routed and expedited as required. The receipt and movement of customer owned material returned to IAE is carefully controlled, thus assuring an accurate accounting at all times.

III.  BUSINESS SUPPORT

The Business Support Group is dedicated to providing prompt and accurate assistance to you, our V2500 airline customer. This Group provides the following categories of assistance and support to the V2500 airline customer:

      o     Engine Warranty Services

      o     Maintenance Support

      o     Lease Engine Program

      o     Engine Reliability and Economic Forecasts

      o     Logistic Support Studies

ENGINE WARRANTY SERVICES

Engine Warranty Services will provide the following support for the V2500 engine airline customer:

- Prompt administration of claims concerning Engine Warranty, Service Policy, other support programs and Guarantee Plans.

-     Investigation of part condition and part failure.

- Material provisioning administration for Controlled Service Use programs and other material support.

PROMPT ADMINISTRATION

Each airline customer is assigned a Warranty Analyst whose job is to provide individual attention and obtain prompt and effective settlements of Warranty and Service Policy claims. A typical claim properly submitted is generally settled, including issuance of applicable credit memo, within thirty days. Experience generated by much of the data derived from such claims often enables IAE to monitor trends in operating experience and to address and often eliminate potential problems.

INVESTIGATION AND REPORTS

Parts returned to IAE pursuant to the terms of the Service Policy are investigated in appropriate detail to analyze and evaluate part condition and cause of part failure. A report of findings is prepared and forwarded to the airline customer and to all IAE departments involved. In the case of vendor parts, the vendor is promptly informed. Reports often include recommendations to preclude repetition of the problem.

MAINTENANCE CENTER SUPPORT

IAE has arranged for the establishment of Maintenance Centers which are available to accomplish repairs, modifications and conversions, as well as the complete overhaul of the V2500 engine subject to IAE's standard terms and conditions for such work.

Through the use of the IAE established Maintenance Centers and their capabilities, an operator can minimize or eliminate the need for investment in engine support areas depending on the level of maintenance he elects the Maintenance Center to perform. Savings in specific engine support areas, such as spare parts inventory, maintenance and test tooling, support equipment and test facilities, can be demonstrated. Use of Maintenance Centers can also minimize the need for off-wing maintenance and test personnel with their associated overhead.

MAINTENANCE FACILITIES PLANNING SERVICE

Maintenance Facilities Planning Service offers the following support to IAE customer:

-     General Maintenance Facility Planning Publications

-     Customized Facility Plans

-     Maintenance Facility and Test Cell Planning Consultation Services

Maintenance Facilities Planning Service provides general and customized facility planning data and consultation services. Facility Planning Manuals for the V2500 engine will present the maintenance tasks, facility equipment and typical departments floor plans showing arrangement of equipment required to accomplish the tasks for all levels of maintenance. The Facility Equipment Manual is a catalog of standard facility equipment such as lathes, process tanks, hoists, cranes, etc., which is suitable for use in the maintenance and testing of IAE engines.

Customized facility planning services and consulting services are offered subject to separate contractual arrangements. Customized facility plans are developed to meet the requirements of customers' specific fleet sizes, activities and growth plans. The plans identify floor space, facility equipment, utilities and manpower requirements. On-site surveys are conducted as a part of customized plan development to determine the adaptability of existing facilities and equipment for the desired maintenance program. These plans provide floor plan layouts to show recommended locations for work stations, major equipment, marshalling and storage areas, workflow patterns, and structural and utility requirements to accommodate all the engine models that are maintained in the customer's shop. The Maintenance Facilities Planning Service also provides consultant services which are specifically related to the development of engine test cells, and the adaptation of existing maintenance facilities to accommodate expanding production requirements and/or new or additional IAE models.

ENGINE RELIABILITY AND ECONOMIC FORECASTS

Engine reliability and economic forecasts in the forms of predicted shop visit rates and maintenance costs can be provided to reflect the airline customers' operating characteristics. Additionally, various analyses can be conducted to establish life probability profiles of critical engine parts, and to determine optimum part configuration and engine operating procedures.

LOGISTICS SUPPORT STUDIES

As required, logistics studies are conducted to assist in the planning of engine operational support. Such studies may include spare engine and spare module requirements forecasts, level of maintenance analyses, engine type economic evaluations and life cycle cost estimates.

LEASE ENGINE PROGRAM

An engine lease program will be made available to V2500 Airline Customers subject to IAE's standard terms and conditions of lease. Pool spares will be stationed at selected locations to assure emergency protection against aircraft-on-ground (AOG) situations or to provide supplemental support during "zero spares" conditions. The lease engines will incorporate the highest maintenance standards and configuration levels. Availability will be subject to prior demand, however, the program logistics will be continually reviewed to assure the most effective deployment of available pool engines.

IV. TECHNICAL SERVICES

The Technical Services Group provides the following categories of technical support to the airline customer:

      -     Technical Services

      -     Powerplant Maintenance

      -     Customer Performance

      -     Diagnostic Systems

      -     Human Factors

      -     Flight Operations

      -     Repair Services

      -     Tooling and Support Equipment Services

      -     Technical Publications

TECHNICAL SERVICES

Technical Services is responsible for the overall technical support to the customers. The following services are provided:

      -     Technical Problem Identification/Corrective Action Implementation

      -     Technical Communication

      -     Engine conversion Program Definition and Management

      -     Engine Upgrade and Commonality Studies

      -     Engine Incident Investigation Assistance

TECHNICAL SERVICES

Technical information supplied through IAE Customer Support Representatives, Customer Support Managers, customer correspondence and direct meetings with airlines' representatives permits assessment of the factors involved in technical problems and their impact on engine reliability and operating costs. Resolution of these problems is coordinated with responsible groups within IAE and the necessary corrective action is defined. In certain situations the corrective action involves the establishment of Service Evaluation programs for proposed modifications, and the establishment of warranty assistance programs in conjunction with the IAE Warranty Administration Group. Technical Services will assist customers in the implementation of recommended corrective action and improvements principally through official IAE technical communications, and direct customer contact.

TECHNICAL COMMUNICATIONS

Technical Services is responsible for the release of technical communications. Primary communication modes involves release of limits and procedures through engine and maintenance manual revisions and the requirements associated with engine upgrade and/or conversion, durability and performance improvements, and problem resolution through Service Bulletins is provided by All Operator Letters and/or wires or direct technical written response to individual customer inquiries.

ENGINE CONVERSION PROGRAMS

Technical Services defines minimum configuration levels for conversion of service engine models. They serve to assist the customer with the implementation of conversion programs into existing fleets by providing preliminary planning cost estimates and technical planning information regarding tooling, material and instructional requirements. Conversion programs are monitored for problem areas and Technical Services initiates and implements corrective action as may be necessary.

ENGINE INCIDENT INVESTIGATION ASSISTANCE

Assistance is provided to an airline in conducting engine incident investigations in responding to the requirements of the appropriate Air Worthiness authority.

LINE MAINTENANCE AND TROUBLESHOOTING

Line Maintenance and Troubleshooting Seminars can be conducted at the IAE Training Center with the objective of improving line maintenance effectiveness fleetwide. Specialized training on V2500 line maintenance and troubleshooting can be provided through on-site workshops by special contractual arrangement.

Troubleshooting support is provided primarily through powerplant troubleshooting procedures which are published in IAE and airframe manufacturers manuals. When an airline encounters an engine problem and corrective action taken has not been effective, more direct support in troubleshooting and maintenance can also be provided to the customers line maintenance personnel. Instructions on V2500 powerplant troubleshooting and maintenance can also be provided to customers line maintenance personnel.

AIRLINE SHOP MAINTENANCE

Reviews of shop practices and procedures of individual airlines can be conducted to determine the most efficient and cost-effective methods for maintenance and repair of the V2500 in the environment in which the airline must maintain that engine.

POWERPLANT MAINTENANCE

Powerplant Maintenance covers responsibility for maximizing engine maintainability, establishing maintenance concepts and requirements and providing maintenance support plant for IAE. This group provided the following services:

-     Definition of Maintenance Tasks and Resource Requirements

-     Planning Guides

Powerplant Maintenance conducts design reviews and comprehensive maintenance analysis of new engine designs and engine design changes to maximize engine maintainability consistent with performance, reliability, durability and life cycle cost considerations. Maintenance concepts, requirements and tasks are established to minimize maintenance costs. This group represents the customer's maintainability interests in internal IAE operations and upon request will assist the customer in resolving specific maintenance task problems.

PROGRESSIVE MAINTENANCE PLANNING

Powerplant Maintenance also provides Planning Guides based upon Maintenance Task Analysis. The. guides present engine maintenance requirements, their subordinate tasks and the required resources to accomplish on-aircraft engine maintenance and the off-aircraft repair of engines by modular section/build group replacement. Maintenance requirements are also presented for the refurbishment of modular section/build group by parts replacement, the complete repair of parts, the refurbishment of accessory components and for engine testing. The data in the Planning Guides is presented in a manner that is primarily intended to assist new operators by providing a phased introduction of new engines into their shops and to capitalize on the design maintainability features for the engine when they are developing their maintenance plans.

Powerplant Maintenance Engineering will assist new operators in planning a gradual, technically feasible, and economically acceptable expansion from line maintenance of installed engines through the complete repair of parts and accessory components.

CUSTOMER PERFORMANCE

Customer Performance provides for the following types of technical assistance to the airline customer:

-     Engine Performance Analysis Computer Programs for Test Cell Use

-     Test Cell Correlation Analysis and Correction Factors

-     Engine Stability Procedures and Problem Analysis

Although much of the above support is provided in the form of procedures, data and recommendations in various publications, the group also answers inquiries of a performance nature which are forwarded to IAE by individual customers.

ENGINE PERFORMANCE ANALYSIS

Technical support is provided in a number of areas related to operational suitability including the development of the test requirements and performance limits for the Adjustment and Test Section of the Engine Manual. Computer programs that will assist the operator in analyzing engine performance using test cell data can be provided subject to IAE then current standard license fees and Terms and Conditions.

TEST CELL CORRELATION

Technical assistance is provided to the customer for developing appropriate corrections to be used for specific test configurations at customer owned test cell facilities. Reports are provided presenting correlation analyses and IAE recommended test cell corrections which permit comparison of the performance of customer tested engines with the respective Engine Manual limits and guarantee plan requirements.

ENGINE STABILITY

Technical support is provided to ensure that engine stability and starting reliability are maintained. Service evaluation programs for proposed improvements are initiated and monitored to determine their effectiveness. In addition, problems relating to engine control systems which impact engine stability and performance are analyzed.

DIAGNOSTIC SYSTEMS

Diagnostic Systems is responsible for the technical support of customer acquisition of inflight engine data and the assessment of engine performance through the use of that data. Diagnostic Systems personnel provide the following services:

- Guidance to help customers define their engine monitoring system requirements.

- Development of hardware specifications and computer programs (by separate contractual arrangement) to satisfy engine diagnostic requirements.

-     Coordination of all IAE airborne diagnostic support activity.

GUIDANCE IN DEFINING ENGINE MONITORING SYSTEMS REQUIREMENTS

Diagnostic Systems can provide consultation services to assist the customer in defining his engine condition and performance monitoring requirements and in selection of appropriate hardware and software systems to meet those requirements and options between the customer, airframe manufacturer, and Airborne Integrated Data System (AIDS) manufacturer.

DEVELOPMENT AND COORDINATION

Diagnostic Systems personnel can develop hardware specification and make computer software available to accomplish Engine Condition Monitoring (ECM) and performance analysis of engine modules using AIDS data. Engine condition monitoring procedures, of both the manual and computerized variety can also be developed and provided in support of the customer's selected method of engine condition monitoring. Computer software will be provided to the customer subject to IAE's then current standard license fees and Terms and Conditions.

Diagnostic Systems personnel also coordinate activities of cognizant functional groups at IAE to provide engine related information to the customer, airframe manufacturer, and AIDS equipment vendor during the planning, installation, and operation of AIDS.

HUMAN FACTORS

Human Factors supplies data on task time and skill requirements necessary for accomplishing maintenance procedures.

Task data provided includes estimates of the man-hours, elapsed time and job skills necessary to accomplish maintenance tasks as described in IAE's Manual and Service Bulletins. Data is supplied for "on" and "off"' aircraft maintenance tasks up to modular disassembly/assembly. Additional selected task data can be supplied on disassembly/assembly to the piece part level and on parts repair. In addition, the group can help solve problems related to skill requirements, body dimensions, or excessive man-hours encountered in accomplishing maintenance tasks.

FLIGHT OPERATIONS

Flight Operations provides the airline customer with the following technical assistance concerning installed engine operations:

-     Introduction of new equipment

-     Problem resolution and assistance with in-service equipment

-     Contractual commitment and development program support

-     Publication of engine operations literature and performance aids

NEW EQUIPMENT

In accordance with customer needs, Flight Operations can provide on-site assistance in the training of operations personnel and help in solving engine operational problems that might arise during the initial commercial service period. Such assistance can include participation in initial delivery flights, engine operational reviews, and flight crew training activity.

PROBLEM RESOLUTION - IN-SERVICE EQUIPMENT

In accordance with a mutually agreed upon plan, Flight Operations can perform cockpit observations to identify or resolve engine operating problems and to assess installed engine performance.

CONTRACTUAL SUPPORT AND DEVELOPMENT PROGRAMS

As required, Flight Operations can assist in evaluating installed engine performance relative to contractual commitments and engine improvements which have an impact on engine operations.

PUBLICATION SUPPORT

Flight Operations is responsible for the issuance of Propulsion System Operating Instructions and correspondence pertaining to inflight engine operations. Such material is coordinated with the airframe manufacturers as required. Special Presentations and Reports are also issued, as required, to support the activity described above.

REPAIR SERVICES

Repair Services provides the following support to the airline customers:

-     Coordinated Repair Development Activity

-     Customer Assistance on Repair Procedures and Techniques

-     Qualification of Repair Sources

-     Repair Workshops

-     Repair Development List

COORDINATION OF REPAIR DEVELOPMENT

Repair Services provide direct contact with all sources that initiate repair schemes. The Group coordinates with representatives of Engineering and Support Services disciplines in identifying repair needs, evaluating various repair options and establishing repair development procedures and schedules. The Group participates in setting repair evaluation and approval requirements. When the repair is approved and substantiating data is documented, Repair Services releases the repair to the Engine Manual.

TECHNICAL ASSISTANCE

Repair Services provides daily communications with airline customers via technical responses to inquiries direct from the airline or through our Customer Support Representative office at the airline facility. In addition, Repair Services make periodic visits to airline repair facilities to discuss new repairs under development, answer specific questions posed by the particular facility and review actual parts awaiting a repair/scrap decision. Occasionally, Repair Services make special visits to customer facilities to assist in training customer personnel in accomplishing particularly complex repairs.

QUALIFICATION OF REPAIR SOURCES

Repair Services coordinates the qualification of repair sources for repairs proprietary to IAE or to an outside repair agency. They also perform a review of the qualifications of repair sources for critical, nonproprietary repairs for which a source demonstration is deemed necessary. The group participates in negotiation of the legal and business agreements associated with these qualification programs.

TOOLING AND SUPPORT EQUIPMENT SERVICES

The Tooling and Support Equipment Services Group assists the customer by providing the following services:

-     Support Equipment Manufacturing/Procurement Documentation

- Engine Accessory Test Equipment and Engine Transportation Equipment Specifications

-     Support Equipment Logistics Planning Assistance

SUPPORT EQUIPMENT DOCUMENTATION

The tooling and Support Equipment Services Group designs the special support equipment required to disassemble, assemble, inspect, repair and test IAE engines. Special support equipment design-drawings and Support Equipment Master Data Sheets, which describe how to use the support equipment, are supplied to customers in the form of 35mm aperture cards. Support equipment designs are kept current with engine growth, and tool Bulletins are issued to customers as part of continuing configuration management service. Updated Design and Master Data Sheets Aperture Cards and Tool Bulletins are periodically distributed to all IAE customers.

ENGINE ACCESSORY TEST EQUIPMENT AND ENGINE TRANSPORTATION EQUIPMENT
REQUIREMENTS

Engine accessory test equipment and engine transportation equipment general requirements and specifications are defined and made available to IAE customers. If requested, the Tooling and Support Equipment Group will assist customers in the definition of engine accessory test and engine transportation equipment required for specific IAE needs.

SUPPORT EQUIPMENT LOGISTICS PLANNING ASSISTANCE

The Tooling and Support Equipment Group will provide, at the customer's request, special support equipment lists which reflect the customer's unique requirements such as mix of engine models and desired level of maintenance to aid in support equipment requirements planning.

TECHNICAL PUBLICATIONS

IAE and its subcontractors make available the required publications and maintenance information as described below to support the maintenance and modification requirements of the airline customer. The publications are prepared in general accordance with Air Transport Association of America (ATA) Specification No. 100 and will be available to the airline customer prior to the delivery of the first aircraft. Customization services and media options will be available for procurement at established prices.

ON-WING MAINTENANCE DATA

IAE supplies the airplane manufacturer with all the necessary information required to perform "On-Aircraft" engine maintenance, troubleshooting, and servicing. This information is developed through close coordination between the airplane manufacturer and IAE and is integrated by the airplane manufacturer into his maintenance publications.

TECHNICAL PUBLICATIONS

Listed and described below are the publications that will be made available to support the airline customer's maintenance program:

Engine Manual

The Engine Manual is a document which will be structured in accordance with ATA 100 section 2-13-0 with JEMTOSS applied in accordance with section 2-13-14. Potential customer applications will be applied. The manual will provide in one place the technical data requirements for information needed to maintain the engine and the maximum potential number of parts that could, regardless of design responsibility, remain with the engine when it is removed from the airplane. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals. Customized Engine Manuals can be prepared to incorporate customer originated material related to data or procedures originated by or peculiar to a specific IAE customer. Such customized Manuals are provided by separate contractual arrangements. Customer material authorized by the appropriate Airworthiness Authorities can be incorporated into customized Manuals and will be identified in the margin by the customer's initials.

Standard Practices Manual

The Standard Practices Manual supplements the Engine Manual by providing, in a single document, all IAE recommended or approved general procedures covering general torques, riveting, lockwiring, cleaning policy, inspection policy standard repairs, etc., and marking of parts.

Illustrated Parts Catalog

The Illustrated Parts Catalog will be structured in accordance with ATA 2-l4-0 and is a document which is used in conjunction with the Engine Manual for the identification and requisitioning of parts and assemblies. Its ATA structure is to be compatible with the Engine Manual Structure. Additionally the manual includes coverage of interrelated parts (e.g. thrust reverser, cowlings, mounts, etc.) that can stay with the airplane when the engine is removed or can be removed for maintenance purpose in lieu of individual component maintenance manuals.

IAE Proprietary Component Maintenance Manuals

These manuals will be structured in accordance with ATA 2-5-0 and will cover data for chapters other than 71, 72, and 78.

Subcontractor Component Maintenance Manuals

These manuals will be structured in accordance with ATA 2-5-0 and are prepared directly by the accessory manufacturers. All accessory data is subject to IAE prepublication review and approval.

Engine and Accessory Component service Bulletins

Each Engine and Accessory Component Service Bulletin will be produced in accordance with ATA 2-7-0. They will cover planning information, engine or component effectivity, reason for Bulletin, recommended compliance, manpower requirements, and tooling information relating to parts repair or modification. Subcontractor prepared Accessory Component Service Bulletins are reviewed by IAE prior to issuance. Alert Service Bulletins will be issued on all matters requiring the urgent attention of the airline customer and will generally be limited to items affecting safety. The Bulletin will contain all the necessary information to accomplish the required action.

Operating Instructions

Engine operating instructions are presented in the form of General Operating Instructions supplemented by V2500 Specific Engine Operating Instructions which provide operating information, procedures, operating curves and engine limits.

Facilities Planning and Facility Equipment Manuals

The Facilities Planning Manual outlines the requirements for engine/component overhaul, maintenance, and test facilities in terms of basic operations, processes, time studies and equipment. The Facility Equipment Manual lists and describes the facility equipment used for engine maintenance, overhaul and repair.

Support Equipment Numerical Index

The Indexes, prepared for each major engine model, provide a listing, in numeric sequence, by maintenance level, of all IAE ground support equipment required to maintain and overhaul the engine. The Listings are cross-indexed to the applicable engine dash model and to the chapter and section of the Engine Manual.

Publications Index

This index contains a listing of available technical manuals covering components of the V2500 Nacelle.

Service Bulletin Index

This index will be in a format and on a revision schedule as determined by IAE.

Computer Software Manual

Data, will be supplied in accordance with ATA 102 revision 2 except where such data are prohibited due to proprietary or Government restrictions.

Composite Engine Parts List

The Composite Engine Parts List, a compilation of all saleable and nonsaleable engine parts incorporated in production engines, describes the configuration of each engine and identifies those engine parts for which engineering changes, service bulletins and service instructions have been issued.

Industry Item Lists

An Industry Item List, consisting of a computer retrievable magnetic tape and a hard copy printout, is provided after delivery of each new engine to identify specific parts by part number and serial number which the airline customer may choose to monitor during the engine operational life. Listed parts represent approximately 80 percent of engine total value.

Service Bulletin Incorporation Lists

Lists are provided that identify all Service Bulletins which were not incorporated and, separately, those which were incorporated during initial build of each new engine.

REVISION SERVICES

Regular, temporary, and "as required" revisions to technical publications will be made during the service life of IAE equipment. The utilization of advanced techniques and equipment provides the airline customer with expedited revision service.

DISTRIBUTION MEDIA OPTIONS

The primary medium for available IAE technical publications is roll microfilm at 24:1 reduction or magnetic tape. Media options such as microfilm at 36:1 reduction, microfiche, and two side or one-sided paper copy of reproducible quality will be available for procurement at established prices.

V.    SPARE PARTS

SPARE PARTS SUPPORT

the Spare Parts Group provides the following categories of spare parts support to airline customers:

-     Individual Customer Account Representatives

-     Provisioning

-     Planning

-     Order Administration

-     Spare Parts Inventory

-     Effective Expedite Service

-     Worldwide Distribution

ACCOUNT REPRESENTATIVE

An Account Representative is assigned to each customer using IAE equipment. This representative provides individualized attention for effective spare parts order administration, and is the customer's interface on all matters pertaining to new part planning and procurement. Each representative is responsible for monitoring each assigned customer's requirements and providing effective administrative support. The Account Representatives are thoroughly familiar with each customer's spare parts ordering policies and procedures and are responsible for ensuring that all customer new parts orders are processed in an effective manner.

SPARE PARTS PROVISIONING PLANNING

Prior to delivery of the first new aircraft to an airline customer, preplanning discussions will be held to determine the aircraft/engine program, and engine spare parts provisioning and order plans. Mutually agreed upon provisioning target dates are then established and on-time completion tracked by the Customer Account Representative with the assistance of logistics specialists in Spare Parts Provisioning and Inventory Management. Meetings are held with airline customers at a mutually agreeable time to review suggested spare parts provisioning lists prepared by spare parts Provisioning. These lists are designed to support each customer's particular fleet size, route structure and maintenance and overhaul program.

ORDER ADMINISTRATION

IAE subscribes to the general principles of Air Transport Association of America
(ATA) Specification No. 200, Integrated Data Processing - Supply. The procedures of Air Transport Association of America (ATA) Specification No. 200 may be used for Initial Provisioning, (Chapter II) Order Administration (either Chapter III or Chapter VI) Invoicing (Chapter IV).

A spare parts supply objective is to maintain a 90 percent on-time shipment performance record to our published lead times. The lead time for replenishment spare parts is identified in the IAE spare Parts Price Catalog. Initial provisioning spare parts orders should be placed at least six months prior to required delivery, while conversions and major modifications require full manufacturing lead times.

The action to be taken on emergency requests will be answered as follows:

- Aircraft-On-Ground (AOG) - within four hours (in these instances every effort is made to ship immediately).

-     Critical (Imminent Aircraft-On-Ground (AOG) or Work Stoppage) - Within
      24 hours.

- Stock Outage - Within seven working days (these items are shipped as per customer request).

SPARE PARTS INVENTORY

To ensure availability of spare parts in accordance with published lead time, spare parts provisioning maintains a modern, comprehensive requirements planning and inventory management system which is responsive to changes in customer demand, special support programs and engineering design. Organized on an engine model basis, this system is intended to maintain part availability for delivery to customers consistent with published lead times.

A majority of parts in the spare parts inventory are continually controlled by an Automatic Forecasting and Ordering System. Those parts which do not lend themselves to automatic control due to supercedure, unusual usage or conversion requirements are under the direct manual control of Spares Planning personnel. As additional protection against changes in production lead time or unpredicted demand, certain raw materials are also inventoried. Successful inventory management is keyed to accurate requirements planning. In support of the requirements planning effort, a wide ranging data retrieval and analysis program is offered. This program concerns itself both with the customer logistics and technical considerations as follows:

- Forecasts of life limited parts requirements are requested and received semi-annually from major customers.

- Engine technical conferences are held frequency within IAE to assess the impact of technical problems on parts.

- For a selected group of parts a provisioning conference system is offered which considers actual part inventory change, including usage and receipts, as reported monthly by participating customers.

INITIAL PROVISIONING PARTS BUY-BACK

IAE offers an initial provisioning parts buy-back service, the details of which are contained in individual customer spare parts contracts.

PACKAGING

All material is packaged in general compliance with Air Transport Association of America (ATA) Specification No. 300.

WORLD AIRLINE SUPPLIERS' GUIDE

IAE subscribes to the supply objectives set forth in the World Airlines Supplier's Guide published by the Air Transport Association of America (ATA).

IAE requires that its proprietary component vendors also perform in compliance with the precepts of the World Airline Suppliers' Guide.

                                    EXHIBIT D

                        WARRANTIES, GUARANTEES AND PLANS

                                    EXHIBIT D

                        WARRANTIES, GUARANTEES AND PLANS

                        IAE INTERNATIONAL AERO ENGINES AG

                 WARRANTY FOR SPECIAL TOOLS AND GROUND EQUIPMENT

1. If it is shown that a defect in material or workmanship has become apparent in any item of special tooling and ground equipment within one year from the date of receipt of such item by the Operator, then IAE will either as it may in its sole discretion determine repair or exchange such item free of charge.

2. The obligations of IAE under this Warranty are subject to the following terms and conditions.

      2.1 The defect must not be due to misuse, negligence of anyone other than IAE, accident or misapplication.

      2.2 Such item shall not have been used, maintained, modified, stored or handled other than in a manner approved by IAE and as set forth in IAE's maintenance and operations manuals.

      2.3 Any claim under this Warranty shall be made in writing to IAE within 90 days of the discovery of the defect and the defective item shall be made available or sent to IAE for inspection as it may require.

3. IAE shall not be liable for any incidental, consequential or resultant loss or damage howsoever occurring, nor for Labor costs involved in removal or replacement of parts.

                                   EXHIBIT D-1

                         ENGINE AND PARTS SERVICE POLICY

                                       IAE

                          INTERNATIONAL AERO ENGINES AG

                      V2500 ENGINE AND PARTS SERVICE POLICY


Issued: October 25, 1985
Revised: September 9,1988

                                       IAE

                          INTERNATIONAL AERO ENGINES AG

                      V2500 ENGINE AND PARTS SERVICE POLICY

This Engine and Parts Service Policy ("Service Policy") is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant the Operators of new V2500 Engines certain Allowances and adjustments in the event that Parts of such Engines suffer Failure in Commercial Aviation Use, or in the event that a Parts Life Limit is established or reduced. This Service Policy becomes effective for the Operator's first new V2500 Engine.

This Service Policy is divided into seven sections:

Section I    describes the Credit Allowances which will            Page 1
             be granted should the Engine suffer a Failure.

Section II   describes the Credit Allowances which will be         Page 4
             granted should a Primary Part Suffer a Failure.

Section III  lists the Class Life for those Primary Parts          Page 5
             for which Credit Allowances will be granted.

Section IV   describes the Credit Allowances which will be         Page 7
             granted when the establishment or reduction of a Parts Life Limit is mandated.

Section V    describes the Credit Allowances and adjustments       Page 9
             which will be granted when IAE declares a Campaign Change.

Section VI   contains the definitions of certain words and terms   Page 12
             used throughout this Service Policy. These words and terms are identified in the text of this Service
             Policy by the use of initial capital letters for such words and terms.

Section VII  contains the general conditions governing the         Page 18
             application of this Service Policy.

I.    ENGINE FAILURE CREDIT ALLOWANCES

A.    First Run Engine, Module and Part

      1. A First Run Engine is an Engine with 3,000 hours or less Engine Time, a First Run Module is a Module with 3,000 hours or less Module Time, and a First Run Part is a Part with 3,000 hours or less Parts Time operating in a First Run Engine or a First Run Module.

      2. If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part, IAE will grant to the Operator:

            a. A 100 percent Parts Credit Allowance for any First Run Part Scrapped, or

            b. A 100 percent Labor Credit Allowance for any First Run Part Repaired.

      3. If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph A.2. above, grant to the Operator:

            a. A 100 percent Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the First Run Part, and

            b. A 100 percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

      4. If such Damage of a First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Engine or Module or accomplish the Parts Repair at no charge to the Operator rather than providing the above Credit Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the Operator.

B.    Extended First Run Engine. Module and Part

      1. An Extended First Run Engine is an Engine with more than 3,000 hours Engine Time but not more than 3,500 hours Engine Time, an Extended Run Module is a Module with more than 3,000 hours Module Time, but not more than 3,500 hours Module Time, and an Extended First Run
            Part is a Part with 3,500 hours or less Parts Time operating in an Extended First Run Engine or an extended First Run Module.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 2


            2. If an Extended First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also an Extended First Run Part, IAE will grant to the Operator:

                  a. A pro rata Parts Credit Allowance for any Extended First Run Part Scrapped, or

                  b. A pro rata Labor Credit Allowance for any Extended First Run Part Repaired.

                  If the Extended First Run Part is a Primary Part (Section
                  III), the pro rata Credit Allowances will be based on 100 percent at 3,000 hours Engine Time which then decreases, pro rata, to zero percent at 3,500 hours Engine Time, or, 100 percent to 2,000 hours Parts Time which then decreases, pro rata, to zero percent at the end of its Class Life (Section
                  III), whichever is greater.

                  If the Extended First Run Part is not a Primary Part, the pro rata Credit Allowances will be based on 100 percent at 3,000 hours Engine Time which then decrease, pro rata, to zero percent at 3,500 hours Engine Time.

            3. If such Damage of an Extended First Run Part requires the removal of the Engine or a Module from the Aircraft, IAE will, in addition to Subparagraph B.2. above, grant to the Operator:

                  a. A pro rata Labor Credit Allowance for disassembly, reassembly and necessary testing of the Engine or Module requiring Reconditioning as a result of such Damage of the Extended First Run Part, and

                  b. A pro rata Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Engine or Module.

                  The pro rata Credit Allowances will be based on 100 percent at 3,000 hours Engine Time, which then decreases, pro rata, to zero percent at 3,500 hours Engine Time.

      Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 3


      C.    Engine or Module Failure Credit Allowances Illustration

                               [Graphic Omitted]


      Note: The Primary Parts Credit Allowances Illustration (Section II,
            Paragraph B) is also applicable to the Credit Allowances which are based on Parts Time as described in Section I, Subparagraph B.2.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 4


II.   PRIMARY PARTS CREDIT ALLOWANCE

      A.    Primary Parts Other Than First Run Parts or Extended First Run Parts

            1. Primary Parts are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in
                  Section III.

            2.    The Primary Parts Credit Allowances described in Subparagraph
                  A.3 below will be based on 100 percent to 2,000 hours total Parts Time which then decreases, pro rata, to zero percent at the end of the applicable hourly Class Life.

            3. If a Primary Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a Primary Part, IAE will grant to the Operator:

                  a. A Parts Credit Allowance for any Primary Part Scrapped, or

                  b. A Labor Credit Allowance for any Primary Part Repaired in accordance with a Parts Repair designated in writing by IAE as being eligible for a Credit Allowance under this Section II, Paragraph A.

      Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

      B.    Primary Parts Credit Allowances Illustration

                               [Graphic Omitted]

                       A = CLASS A PRIMARY PARTS (Page 5)
                       B = CLASS B PRIMARY PARTS (Page 6)
                       C = CLASS C PRIMARY PARTS (Page 6)

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 5


III   IDENTIFICATION OF PRIMARY PARTS

      The following Parts are defined as Primary Parts while such Parts are within the Class Life indicated. Class Life is the period, expressed in either hours or Parts Time or number of Parts Cycles during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

                        CLASS A (4,000 HOURS PARTS TIME)

Cold Section Rotating Parts

LP Compressor Inlet Cone - Spinner
LP Compressor 1st Stage Blade - Fan
LP Compressor 1st Stage Blade Annulus Fillers
LP Compressor 2nd Stage Blade
Radial Drive Bevel Gear
Tower Shaft
HP Compressor 3 through 12th Stage Blades
HP Compressor Front and Rear Rotating Airseals
LP Turbine Shaft Coupling Nut

Cold Section Static Parts

Fan Splitter Fairing
LP Compressor Stage 2 Inlet and Exhaust Stator Assembly
HP Compressor Stage 3 to Stage 6 Variable Stator Assembly
Fan Aerodynamic OGV's
HP Compressor Stage 6 to II Stator Assembly
HP Compressor Exit Stator

Hot Section Rotating Parts

HP Turbine Stage 1 and 2 Blade
HP Turbine Gage Spacer
HP Turbine Lock Nut
LP Turbine Stage 3 to 7 Blades
LP Turbine Lock Nut

Hot Section Static Parts

Fuel Injector
Combustion Chamber Assembly
HPT First Stage Cooling Duct Assembly (TOBI Duct)
HPT 1st and 2nd Stage Nozzle Guide Vane Assembly

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 6


HPT 1st and 2nd Stage Outer Airseal Assembly
HP to LP Turbine Transition Duct (Inner & Outer)
LPT Stage 3 to 7 Nozzle Guide Vane Assembly
LPT Stage 3 to 7 Outer Airseal Assembly

Main and Angle Gearbox

Gearshafts and Bearings
Lay Shaft
All Accessory Drive Shafts
Gearbox Oil Pumps (Pressure and Scavenge)

                        CLASS B (8,000 HOURS PARTS TIME)

Fan Case Assembly (Includes Intermediate Case)
HP Compressor Front Casings (Split Casings)
HP Compressor Rear Casings
Diffuser Case
HP Turbine Case
LP Turbine Case
Turbine Exhaust Case
Main Gearbox Casing
Oil Tank

                   CLASS C (20,000 HOURS PARTS TIME FOR DAMAGE
                  15,000 PARTS CYCLES FOR LIFE LIMIT REDUCTION)

Fan Disk
LPC Drum
HPC 1 to 6 Drum
HPC 7 to l0 Drum
HP Turbine Stage 1 and 2 Disks
HP Turbine Spacer Disk
HP Turbine Stage 1 Front Rotating Airseal
HP Turbine 2nd Stage Disk Rear Seal
LP Turbine Stage 3-7 Disks
LP Turbine Stage 3-7 Rotating Airseals
Shafts

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 7


IV    PARTS LIFE LIMIT ALLOWANCES

      A. A Parts Life Limit is the maximum allowable Parts Time or Parts Cycles for specific Parts as established by IAE and the United States Federal Aviation Administration.

      B.    Credit Allowances

            1.    Class A and Class B Primary Parts

                  If a Parts Life Limit is established which results in Part Scrappage at less than 4,000 hours Parts Time for a Class A Primary Part or less than 8,000 hours Parts Time for a Class B Primary Part, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on 100 percent to 2,000 hours total Parts Time which then decreases, pro rata, to zero percent at the end of 4,000 hours total Parts Time for a Class A Primary Part or 8,000 hours total Parts Time for a Class B Primary Part.

            2.    Class C Primary Parts

                  If a Parts Life Limit is established for a Class C Primary Part which results in Part Scrappage in less than 15,000 total Parts Cycles, IAE will grant for each such Primary Part Scrapped as a result thereof, a Parts Credit Allowance based on 100 percent to 10,000 total Parts Cycles which then decreases, pro rata, to zero percent at 15,000 total Parts Cycles.

                  In addition, IAE will grant a similarly calculated Labor Credit Allowance and Parts Credit Allowance for that labor and those Expendable Parts which are solely related to the removal and replacement of such Class C Primary Parts and is additional to other maintenance being performed on the Engine or Module.

      Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 8


      C.    Parts Life Limit Credit Allowances Illustrations

                                [Graphic Omitted]

                       A = CLASS A PRIMARY PARTS (Page 5)
                       B = CLASS B PRIMARY PARTS (Page 6)

                                [Graphic Omitted]

                       C = CLASS C PRIMARY PARTS (Page 6)

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 9


V     CAMPAIGN CHANGE CREDIT ALLOWANCES AND ADJUSTMENTS

      A. A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Credit Allowances and Adjustments specified in this Section V to the Operator when Campaign Change recommendations are complied with by the Operator.

      B.    Standard Allowances

            1. A 100 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with 3,000 hours or less total Parts Time.

            2. A pro rata Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than 3,000 hours total Parts Time but less than 3,500 hours total Parts Time. The pro rata Parts Credit Allowance will be based on 100 percent at 3,000 hours total Parts Time which then decreases, pro rata, to 50 percent at 3,500 hours total Parts Time.

            3. A 50 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed Parts or serviceable shelf stock Parts which are Scrapped with more than 3,500 hours total Parts Time.

            4. A 100 percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with 3,000 hours or less total Parts Time which are Reoperated in accordance with the Campaign Change.

            5. A pro rata Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than 3,000 hours total Parts Time but less than 3,500 hours total Parts Time which are Reoperated in accordance with the Campaign Change. The pro rata Labor Credit Allowance will be based on 100 percent at 3,000 hours total Parts Time which then decreases, pro rata, to 50 percent at 3,500 hours total Parts Time.

            6. A 50 percent Labor Credit Allowance for Reoperation of installed Parts or serviceable shelf stock Parts with more than 3,500 hours total Parts Time which are Reoperated in accordance with the Campaign Change.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 10


            7. A 100 percent Labor Credit Allowance for disassembly and reassembly of the Engine or Module, if the disassembly of the Engine or Module is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

      Note: Section VI, Paragraph D. contains the formulas to be used for computing the Credit Allowances described above.

      C.    Campaign Change Credit Allowances Illustration

                                 [Graphic Omitted]

      Note: The Labor Credit Allowance for Engine or Module disassembly and reassembly remains at a constant 100%.

      D.    Optional Credit Allowances and Adjustments

            1. When IAE declares a Campaign Change, IAE, at its sole option, may grant to the Operator Credit Allowances and adjustments, such as, but not necessarily limited to:

                  a.    No Charge material.

                  b.    Specifically priced material.

                  c.    Single credit settlements for the Operators' fleet.

                  d.    Fixed Credit Allowance support for each Engine.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 11


            2. These optional Credit Allowances and Adjustments may be provided:

                  a. Instead of the standard Credit Allowances of Section V, Paragraph B.,

                  b. In addition to the standard Credit Allowances of Section V, Paragraph B or

                  c.    As a portion of the standard Credit Allowances of
                        Section V, Paragraph B.

            3. In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Credit Allowance, per Section V, Paragraph B. In considering the use of these optional Credit Allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 12



VI    DEFINITIONS

      A. CAMPAIGN CHANGE is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of Part(s) and is characterized by the granting of certain Credit Allowances to the Operator when such program recommendations are complied with by the Operator.

      B. CLASS LIFE is the period, expressed in either hours of Part Time or number of Parts Cycles, during which IAE will grant Credit Allowances for Primary Parts which suffer Direct Damage or Resultant Damage, or for which a Parts Life Limit is established or reduced.

      C. COMMERCIAL AVIATION USE is the operation of Engines in Aircraft used for commercial, corporate or private transport purposes. The operation of Engines by government agencies or services is normally excluded except that IAE will consider written requests for the inclusion of such Engines under the provisions of this Service Policy.

      D.    CREDIT ALLOWANCES

            1. PARTS CREDIT ALLOWANCES is an amount determined in accordance with the following formulas:

                  a.    100 percent Parts Credit Allowance = P

                  b.    50 percent Parts Credit Allowance = P/2

                  c.    Pro rata Parts Credit Allowance =

                        (1) For a Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

                                (L(t) - T)/(L(t)) x P

                        (2) For a Class C Primary Part for which a Parts Life Limit is established, which is greater than 10,000 total Parts Cycles but is less than 15,000 total Parts Cycles:

                                L(c) - C/L(c) x P

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 13


                        (3) For replacement of a Part because of a Campaign Change, when such a Part has more than 3,000 hours Parts Time but less than 3,500 hours Parts Time:

                               (4,000 - T)/1,000 x P

                  d.    Extended First Run Parts Credit Allowance -

                      (3,500-E)/500 x P   or   (L(t) - T)/(L(t) x P)

            2. LABOR CREDIT ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped:

                  a.    100 percent Labor Credit Allowance = H x R

                  b.    50 percent Labor Credit Allowance = H/2 x R

                  c.    Pro rata Labor Credit Allowance =

                        (1) For a Primary Part which suffers Direct or Resultant Damage, or a Class A or Class B Primary Part for which a Parts Life Limit is established:

                                (L(t)-T)/(L(t)) x H x R

                        (2) For a Class C Primary Part for which a Parts Life Limit is established which is greater than 10,000 total Parts Cycles but is less than 15,000 total Parts Cycles:

                               (L(c) - C)/(L(c)) x H x R

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 14


                        (3) For replacement of a Part because of a Campaign Change, which such a Part has more than 3,000 hours Parts Time but less than 3,500 hours Parts
                              Time:

                               (4,000-T)/1,000 x H x R

                  d.    Extended First Run Labor Credit Allowance =

                 (3,500 - E)/500 x H x R  or  (L(t) - T)/(L(t)) x H x R

            3. The variables used in calculating the above allowances are defined as:

                  P   = a.    For a Part Scrapped because of Direct Damage,
                              Resultant Damage or a Parts Life Limit being established, the IAE commercial price of the Part
                              Scrapped current at the time of either the Engine removal or Part removal, whichever occurs sooner, or

                        b. For replacement of a Part because of a Campaign Change, the IAE commercial price of the replacing Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.

                   T  = a.    For a Primary Part which has suffered Direct
                              Damage or Resultant Damage, the actual Parts Time on the Part minus 2,000 hours, or

                        b. For a Class A or Class B Primary Part for which a Parts Life Limit is established, the actual Parts Time on the Part minus 2,000 hours, or the Parts Life Limit minus 2,000 hours, whichever is greater, or

                        c. For replacement of a Part because of a Campaign Change, when such a Part has more than 3,000 hours Parts Time but less than 3,500 hours Parts Time, the actual Parts Time on the Part.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 15


                  C   = For a Class C Primary Part for which a Parts Life
                        Limit is established which is greater than 10,000 Total Parts Cycles but less than 15,000 Total Parts Cycles, the greater of either:

                        a. The actual Parts Cycles on the Part minus 10,000 cycles, or

                        b.    The new Parts Life Limit minus 10,000 Cycles.

                  L(t)= Either:

                        a. For a Primary Part which has suffered Direct Damage or Resultant Damage, the hours indicated in
                              Section III minus 2,000 hours, or

                        b. For a Class A or Class B Primary Part for which a Parts Life Limit is established, the hours indicated in Section III minus 2,000 hours.

                  L(c)= For a Class C Primary Part for which a Parts Life
                        Limit is established which is greater than 10,000 total Parts Cycle, 5,000 Cycles.

                  H   = The man-hours required to accomplish the work as
                        established in writing by IAE.

                  R   = The labor rate, expressed in U.S. Dollars per hour,
                        which will be determined as follows:

                        a. If the labor is performed at the Operator's facility, or its subcontractor's facility, the labor rate will be the greater of the Operator's labor rate or the subcontractor's labor rate, where the labor rates were determined in accordance with IAE Form ____ and provided to the Operator in writing, or

                        b. If the labor is performed by IAE, the labor rate will be the then current labor rate of IAE.

                  E   = Actual Engine Time on an Extended First Run Engine.

      E. DIRECT DAMAGE is the damage suffered by a Part itself upon its failure.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 16


      F. ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as determined by IAE, exclusive of modification and transportation costs, will be equal to or less than 65 percent of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

      G. ENGINE(S) means those V2500 Engine(s), as described by IAE Specifications, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare Engine. An Engine which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Credit Allowances and Adjustments under the provisions of this Service Policy.

      H. ENGINE OR MODULE TIME is the total number of flight hours of operation of an Engine or a Module.

      I. EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

      J. EXTENDED FIRST RUN ENGINE OR MODULE is an Engine or Module with more than 3,000 hours Engine or Module Time but not more than 3,500 hours Engine or Module Time.

      K. EXTENDED FIRST RUN PART means a Part with 3,500 hours or less Parts Time operating in an Extended First Run Engine.

      L. FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

      M. FIRST RUN ENGINE OR FIRST RUN MODULE is an Engine or Module with 3,000 hours or less Engine or Module Time.

      N. FIRST RUN PART is an Engine Part with 3,000 hours or less Parts Time operating in a First Run Engine.

      0.    MODULE(S) means any one or more of the following assemblies of
            Parts:

            Fan Assembly and Low Pressure Compressor Assembly
            High Pressure Compressor Assembly
            High Pressure Turbine Assembly
            Low Pressure Turbine Assembly
            Main gearbox
            Any other Assembly of Parts so designated by IAE

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 17


      P. OPERATOR is the owner of one or more Engines operated for Commercial Aviation Use, the lessee if such Engine(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.

      Q. PART(S) means Engine parts sold by IAE and delivered to the Operator as original equipment in an Engine or Engine parts sold and delivered by IAE to the Operator as new spare parts in support of an Engine.

      R. PARTS CYCLE(S) means the aggregate total number of times a Part completes an Aircraft takeoff and landing cycle, whether or not thrust reverser is used on landing. As pilot training will involve extra throttle transients such as touch and go landings and takeoffs, IAE shall evaluate such transients for Parts Cycle determination.

      S. PARTS LIFE LIMIT is the maximum allowable total Parts Time or total Parts Cycles for specific Parts, including Reoperation if applicable, as established by IAE or by the United States Federal Aviation Administration. Parts Life Limits are published in the Time Limits Section (Chapter 05) of the applicable V2500 Series Engine Manual.

      T. PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

      U. PARTS TIME is the total number of flight hours of operation of a Part.

      V. PRIMARY PART(S) are limited to those Parts listed in Section III while such Parts are within the Class Life indicated in Section III.

      W. RECONDITIONING means the restoration of an Engine or Module allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Engine or Module as a serviceable unit. When such Reconditioning is performed by IAE, the Parts Time or Parts Cycles, as applicable, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

      X.    REOPERATION is the alteration to or modification of a Part.

      Y. RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Engine.

      Z. SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as an Engine Part.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 18


VII   GENERAL CONDITIONS

      The following general conditions govern the application of this Service
Policy:

      A.    Records and Audit

            The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

      B.    Scrapping of Parts

            1.    Scrappage Verification

                  Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Parts Credit Allowance. Verification of Scrappage shall occur as follows:

                  a. At the Operator's, or its subcontractor's, facility. Such verification shall be accomplished by the IAE Field Representative.

                  b. At IAE, provided that IAE concurs that the Part is to be Scrapped. Sufficient information to identify the Part, the Engine from which the Part was removed, and the reason for its return shall be provided.

            2.    Return of Parts

                  IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

            3.    Transportation Expenses

                  Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from IAE for examination and verification; except that IAE shall pay the expense if such Parts as are shipped at the request of IAE.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 19


            4.    Title

                  Title to such Parts returned to IAE shall vest in IAE:

                  a. Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

                  b. Upon shipment, when such Parts are determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

      C.    Repairability Requirements

            The Operator shall set aside and exclude from the operation of this Service Policy for a period of six months any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this six month period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said six month period only if agreed to by the Operator.

       D.   Exclusions from Service Policy

            This Service Policy will not apply to any Engine, Module or Part if it has been determined to the reasonable satisfaction of IAE that said Engine, Module or Part has Failed because it:

            1. Has not been properly installed or maintained in accordance with IAE recommendations unless such improper installation or maintenance was performed by IAE, or

            2. Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

            3. Has been repaired or altered other than by an IAE designated V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 20


            4.    Has been subjected to:

                  a.    Misuse, neglect, or accident, or

                  b.    Ingestion of foreign material, or

            5. Has been affected in any way by a part not defined as a Part herein, or

            6. Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

      E.    Payment Options

            IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator's account with IAE or as a Part replacement.

      F.    Presentation of Claims

            Any request for a Credit Allowance must be presented to IAE not later than 180 days after the removal from service of the Engine or Part for which the Credit Allowance is requested. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have 90 days from such notification to request a reconsideration of the request for Credit Allowance. IAE shall have the right to refuse any request for a Credit Allowance which is not submitted within the stated time periods.

      G.    Duration of Service Policy

            This Service Policy will normally cease to apply to all Parts in any Engine that is more than ten years old as measured from the date of shipment of the Engine from the factory. Unless advised to the contrary by IAE, this Service Policy shall, however, continue to be applicable to individual Engines after the expiration of the ten year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Engines.

V2500 ENGINE AND PARTS SERVICE POLICY                                    PAGE 21


      H.    General Administration

            On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

                   IAE International Aero Engines AG
                   Corporate Center II
                   628 Hebron Avenue
                   Glastonbury, Connecticut 06033-2595 USA

                   Attention: Warranty Administration

      I.    Limitation of Liability

            1. The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy. In the event of any conflict or inconsistency between the express provisions of this Service Policy and any Illustrations contained herein, the express provisions shall govern.

            2. Except to the extent that the Credit Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Engines and Parts by IAE.

            3. IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Engines for which an acceptable order has been placed with IAE or with respect to aircraft with installed Engines for which a firm unconditional order has been placed with the aircraft manufacturer prior to the announcement of any such retraction or change.

      J.    Assignment of Service Policy

            This Service Policy shall not be assigned, either in whole or in part, by either party. IAE will, however, upon the written request of the Operator consider an extension of Service Policy Credit Allowances and adjustments to Engines, Modules and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Credit Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Credit Allowances.

                                     EXHIBIT D-2

                               NACELLE SERVICE POLICY

                                         IAE

                            INTERNATIONAL AERO ENGINES AG

                       V2500 NACELLE AND PARTS SERVICE POLICY


Issued: November 16, 1988

                                      IAE

                            INTERNATIONAL AERO ENGINES AG

                       V2500 NACELLE AND PARTS SERVICE POLICY

This Nacelle and Parts Service Policy (Service Policy) is a statement of the terms and conditions under which IAE International Aero Engines AG ("IAE") will grant the Operators of its V2500 Nacelles certain Allowances and adjustments in the event that Parts of such Nacelles suffer Failure in service.

This Service Policy is divided into four sections:

Section I         describes the Allowances and adjustments    Page 1
                  which will be granted should the Nacelle or Part(s) suffer a Failure.

Section II        describes the Allowances and adjustments    Page 3
                  which will be granted when IAE declares a Campaign Change.

Section III       contains the definitions of certain words   Page 5
                  and terms used throughout this Service
                  Policy. These words and terms are
                  identified in the text of this Service
                  Policy by the use of initial capital
                  letters for such words and terms.

Section IV        contains the general conditions governing   Page 9
                  the application of this Service Policy.

I    ALLOWANCES AND ADJUSTMENTS

      A.    First Run Nacelle and Part

            1. A First Run Nacelle is a Nacelle with 6,000 hours or less Nacelle Time and a First Run Part is a Part with 6,000 hours or less Parts Time operating in a First Run Nacelle.

            2. If a First Run Part suffers Direct Damage or Resultant Damage, and provided that the Part causing Resultant Damage is also a First Run Part:

                  a.    IAE will grant to the Operator:

                        (1) A 100 percent Parts Credit Allowance for any such First Run Part Scrapped, and

                        (2) A 100 percent Labor Allowance for Parts Repair of any First Run Part requiring Parts Repair.

                  b. If such Damage of a First Run Part causes the removal of the Nacelle from the Aircraft, IAE will, in addition to Subparagraph a. above, grant to the Operator:

                        (1) A 100 percent Labor Allowance for disassembly, reassembly and necessary testing of the Nacelle requiring Reconditioning as a result of such Damage of the First Run Part, and

                        (2) A 100 percent Parts Credit Allowance for those Expendable Parts required in the Reconditioning of the Nacelle.

                  c. If such Damage of a First Run Part causes the removal of the Nacelle from the Aircraft, IAE will arrange, upon request by the Operator, to Recondition the Nacelle or accomplish the Parts Repair at no charge to the Operator rather than providing the above Allowances. Such work will be accomplished at a V2500 Maintenance Center designated by IAE. Transportation charges to and from the Maintenance Center shall be paid by the operator.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 2


      B.    Primary Part

            1. A Primary Part is a Part other than a First Run Part but having not more than 6,000 hours Parts Time.

            2. Primary Parts not eligible for those Allowances granted to First Run Parts are eligible for Allowances under this Section I, Paragraph B., provided that the Primary Part suffers Direct Damage or Resultant Damage and Provided that the Part causing Resultant Damage is also a Primary Part.

            3. IAE will grant to the Operator a Parts Credit Allowance for such a Primary Part Scrapped or a Labor Allowance for such a Primary Part for which a Parts Repair is designated in writing by IAE as being eligible for adjustment under this Section I, Paragraph B. Such Allowance will be based on 100 percent to 1,000 hours total Parts Time which then decreases, pro rata, to zero percent at 6000 hours Parts time.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 3


II    CAMPAIGN CHANGE ALLOWANCES AND ADJUSTMENTS

A. A Campaign Change is an IAE program, so designated in writing, for the Reoperation, replacement, addition, or deletion of a Part(s). IAE will grant the Allowances and adjustments specified in this Section II to the Operator when Campaign Change recommendations are complied with by the Operator.

B.    Standard Allowances

      1. A 100 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with 6,000 hours or less total Parts Time.

      2. A 50 percent Parts Credit Allowance for the replacing Parts specified in the Campaign Change for installed or serviceable shelf stock Nacelle Parts which are Scrapped with more than 6,000 hours total Parts Time.

      3. A 100 percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with 6,000 hours or less total Parts Time, which are Reoperated in accordance with the Campaign Change.

      4. A 50 percent Labor Allowance for Reoperation of installed or serviceable shelf stock Nacelle Parts with more than 6,000 hours total Parts Time, which are Reoperated in accordance with the Campaign Change.

      5. A 100 percent Labor Allowance for disassembly and reassembly of the Nacelle, if the disassembly is recommended by IAE for accomplishment of the Campaign Change and such disassembly is performed solely for the purpose of accomplishing the Campaign Change.

C.    Optional Allowances and Adjustments

      1. When IAE declares a Campaign Change, IAE, at its sole option, may grant to the Operator allowances and adjustments, such as, but not necessarily limited to:

            a.    No charge material

            b.    Specially priced material

            c.    Single payment settlements for the Operators' fleet

            d.    Fixed allowance support for each Nacelle.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 4


      2.    These optional allowances and adjustments will be provided either:

            a.    Instead of the standard Allowances of Paragraph B.,

            b.    In addition to the standard Allowances of Paragraph B., or

            c.    As a portion of the standard Allowances of Paragraph B.

      3. In no event shall the worth to the Operator, as reasonably determined by IAE, be less than the amount that would have been granted to the Operator as a standard Campaign Change Allowance, per Paragraph B. In considering the use of these optional allowances and adjustments, IAE will attempt to minimize the financial and administrative impact on the Operator.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 5


III   DEFINITIONS

      A.    ALLOWANCES

      1. PARTS CREDIT ALLOWANCE is an amount determined in accordance with the following formula:

            a.    100 percent Parts Credit Allowance = P

            b.    50 percent Parts Credit Allowance = P/2

            c.    Pro rata Parts Credit Allowance = (6,000 - T/5000) x P

      2. LABOR ALLOWANCE is an amount determined in accordance with the following formulas, except that in no event shall the amount to be granted for repair of Parts exceed the amount of the Parts Credit Allowance which would have been granted if the Part had been Scrapped.

            a.    100 percent Labor Allowance = H x R

            b.    50 percent Labor Allowance = H/2 x R

            c.    Pro rata Labor Allowance = (6,000 - T)/5,000 x H x R

      3. The variables used in calculating the above Allowances are defined as:

            P   = for a Part Scrapped because of Direct Damage or Resultant
                  Damage, the IAE commercial price of the Part Scrapped current at the time of either the Nacelle removal or Part removal, whichever occurs sooner, or for replacement of Parts because of a Campaign Change, the IAE price of the replacing Part specified in the Campaign Change current at the time of notification to the Operator of the Campaign Change.

            T   = actual Parts Time hours on a Part which has suffered Direct
                  Damage or Resultant Damage or the Parts Life Limit as established for the Part.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 6


            H   = the man-hours required to accomplish the work as established in writing by IAE.

            R   = the labor rate, expressed in dollars per hour, which will be determined as follows:

                  a. If the labor is performed at the Operator's facility, or its subcontractor's facility, the labor rate will be the greater of the Operator's labor rate or the subcontractor's labor rate, where the labor rates were determined in accordance with IAE Form and provided to the Operator in writing, or

                  b. If the labor is performed at a V2500 Maintenance Center designated by IAE, the labor rate will be the then current labor rate at that Center.

      B. CAMPAIGN CHANGE is an IAE program, so designated in writing, for the Reoperation, replacement, addition or deletion of a Part(s) and is characterized by the granting of certain Allowances to the Operator when such recommendations are complied with by the Operator.

      C. COMMERCIAL AVIATION USE is the operation of Nacelles in Aircraft used for commercial, corporate or private transport purposes. The operation of Nacelles by Government Agencies or Services is normally excluded except that IAE will consider written requests for the inclusion of such Nacelles under the provisions of this Service Policy.

      D. DIRECT DAMAGE is the damage suffered by a Part itself upon its Failure.

      E. ECONOMICALLY REPAIRABLE shall generally mean that the cost of the repair as determined by IAE exclusive of modification and transportation costs, will be equal to or less than 65 percent of the IAE commercial price of the Part at the time the repair is considered, or, shall be as otherwise reasonably determined by IAE.

      F. EXPENDABLE PARTS means those nonreusable Parts, as determined by IAE, which are required to be replaced during inspection or Reconditioning, regardless of the condition of the Part.

      G. FAILURE (FAILED) is the breakage, injury, or malfunction of a Part rendering it unserviceable and incapable of continued operation without corrective action.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 7


      H.    FIRST RUN NACELLE is a Nacelle with 6,000 hours or less Nacelle
            Time.

      I. FIRST RUN PART is a Nacelle Part with 6,000 hours or less Parts Time operating in a First Run Nacelle.

      J. NACELLE(S) means V2500 nacelle(s) and thrust reverser, as described in IAE Specifications referenced below, as such Specifications may be revised from time to time, sold by IAE for Commercial Aviation Use, whether installed as new equipment in aircraft by the manufacturer thereof and delivered to the Operator or delivered directly to the Operator from IAE for use as a spare nacelle. A Nacelle which has been converted or upgraded in accordance with IAE instructions shall continue to qualify for Allowances and adjustments under the provisions of this Service Policy.

            Model No.   Specification No.    Specification Date
            ---------   -----------------    ------------------

            V2500       --                    ___________, 198__


      K. NACELLE TIME is the total number of flight hours of operation of a Nacelle.

      L. OPERATOR is the owner of one or more Nacelles operated for Commercial Aviation use, the lessee if such Nacelle(s) is the subject of a long-term financing lease or as otherwise reasonably determined by IAE.

      M. PART(S) means Nacelle parts sold by IAE and delivered to the Operator as original equipment in a Nacelle or Nacelle parts sold and delivered by IAE to the Operator as new spare parts in support of a Nacelle.

      N. PARTS LIFE LIMIT is the maximum allowable Parts Time, for specific Parts as established by IAE or by the Federal Aviation Administration in an Airworthiness Directive.

      0. PARTS REPAIR means the IAE designated restoration of Failed Parts to functional serviceable status, excluding repair of normal wear and tear, as determined by IAE.

      P. PARTS TIME is the total number of flight hours of operation of a Part.

      Q. PRIMARY PART means a Part other than a First Run Part but not having more than 6,000 hours Parts Time.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 8


      R. RECONDITIONING means the restoration of a Nacelle allowing substitution of new or serviceable used Parts, to the extent necessary for continued operation of the Nacelle as a serviceable unit. When such Reconditioning is performed by IAE designated V2500 Maintenance Center, the Parts Time, of the replaced Part shall, for the purpose of this Service Policy, be applicable to the substituted new or serviceable used Part. Said replaced Part shall become the property of IAE.

      S.    REOPERATION is the alternation to or modification of a Part.

      T. RESULTANT DAMAGE is the damage suffered by a Part because of the Failure of another Part within the same Nacelle.

      U. SCRAPPED PARTS (SCRAP, SCRAPPED, SCRAPPAGE) shall mean those Parts determined by IAE to be unserviceable and not Economically Repairable. The Operator shall cause such Parts to be mutilated or disposed of in such a manner as to preclude any possible further use as a Nacelle Part.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 9


IV    GENERAL CONDITIONS

      The following general conditions govern the application of this Service
      Policy:

      A.    Records and Audit

            The Operator shall maintain adequate records for the administration of this Service Policy and shall permit IAE to audit such records at reasonable intervals.

      B.    Scrapping of parts

            1.    Scrappage Verification

                  Any Part for which a Parts Credit Allowance is requested shall be verified as Scrapped prior to the issuance of the Allowance. Verification of Scrappage shall occur as Follows:

                  a. At the Operator's, or its subcontractor's, facility. Such verification shall be accomplished by the IAE Field Representative.

                  b. At a V2500 Maintenance Center designated by IAE, provided that IAE concurs that the Part is to be Scrapped. Sufficient information to identify the Nacelle from which the Part was removed, and the reason for its return shall be provided.

            2.    Return of Parts

                  IAE, at its sole option, may require the Operator to return to IAE any Part for which a Parts Credit Allowance is requested. Such return shall be a condition for the issuance of a Parts Credit Allowance.

            3.    Transportation Expenses

                  Transportation expenses shall be at the expense of the Operator if such Parts are shipped to and from a V2500 Maintenance Center designated by IAE for examination and verification; except, that IAE shall pay the expense of transport of such Parts as are shipped at the request of IAE.

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 10


            4.    Title

                  Title to such Parts returned to IAE shall vest in IAE.

                  a. Upon determination by IAE that the Operator is eligible for a Parts Credit Allowance. If it is determined that the Parts are scrapped Parts but are not eligible for Service Policy coverage, the Operator will be notified of the decision and the Parts returned at the Operator's expense if the Operator so requests; otherwise, the Parts will be disposed of by IAE without any type of adjustment, or

                  b. Upon shipment, when such Parts are determined to be Scrap at the Operator's facility and are shipped to IAE at the request of IAE.

      C.    Repairability Requirements

            The Operator shall set aside and exclude from the operation of this Service Policy for a period of six months any Part for which IAE states it has, or plans to initiate, an active program to achieve a repair, corrective Reoperation or Parts Life Limit extension. In the event IAE has not released a repair procedure, corrective Reoperation, or Parts Life Limit extension by the expiration of this six month period, such Part shall be retained by the Operator and excluded from the operation of this Service Policy for additional periods beyond the expiration of said six month period only if agreed to by the Operator.

      D.    Exclusions from Service Policy

            This Service Policy will not apply to any Nacelle, or Part if it has been determined to the reasonable satisfaction of IAE that said Nacelle or Part has Failed because it:

            1. Has not been properly installed or maintained in accordance with IAE recommendations unless such improper installation or maintenance was performed by IAE or at any V2500 Maintenance Center designated by IAE.

            2. Has been used contrary to the operating and maintenance instructions or recommendations authorized or issued by IAE and current at the time, or

            3. Has been repaired or altered outside any V2500 Maintenance Center in such a way as to impair its safety, operation or efficiency, or

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 11

            4.    Has been subjected to:

                  a.    Misuse, neglect, or accident, or

                  b.    Ingestion of foreign material, or

            5. Has been affected in any way by a part not defined as a Part herein, or

            6. Has been affected in any way by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

      E.    Payment Options

            IAE at its option may grant any Parts Credit Allowance as either a credit to the Operator's account or as a Part replacement.

      F.    Presentation of Claims

            Any request for an Allowance must be presented to IAE not later than 180 days after the removal from service of the Engine or Part for which the Allowance is requested. If IAE disallows the request, written notification will be provided to the Operator. The Operator shall have 90 days from such notification to request a reconsideration of the request for Allowance. IAE shall have the right to refuse any request for an Allowance which is not submitted within the stated time periods.

      G.    Duration of Service Policy

            This Service Policy will normally cease to apply to all Parts in any Nacelle that is more than ten years old as measured from the date of shipment of the Nacelle from the factory. This Service Policy shall, however, continue to be applicable to individual Nacelles after the expiration of the ten year period on a year to year basis so that the Operator may continue to receive the benefits of the Service Policy on the Parts in these Nacelles.

      H.    General Administration

            On matters concerning this Service Policy, the Operator is requested to address all correspondence to:

V2500 NACELLE AND PARTS SERVICE POLICY                                   PAGE 12


                    IAE International Aero Engines AG
                    Corporate Center II
                    628 Hebron Avenue
                    Glastonbury, Connecticut 06033-2595 USA

                    Attention: Warranty Administration

      I.    Limitation of Liability

            1. The express provisions of this Service Policy set forth the maximum liability of IAE with respect to any claims relating to this Service Policy.

            2. Except to the extent that the Allowances and adjustments expressly set forth in this Service Policy may exceed the limitations of the corresponding portions of any warranties or representations included in any sales agreements, the provisions of this Service Policy do not modify, enlarge or extend in any manner the conditions governing the sale of its Nacelles and Parts by IAE.

            3. IAE reserves the right to change or retract this Service Policy at any time at its sole discretion. No such retraction or change shall diminish the benefits which the Operator may be entitled to receive with respect to Nacelles for which a acceptable order has been placed with IAE or with respect to aircraft with installed Nacelles for which firm orders have been placed or options obtained with the aircraft manufacturer prior to the announcement of any such retraction or change.

      J.    Assignment of Service Policy

            This Service Policy shall not be assigned, either in whole or in part, by either party. IAE will, however, upon the written request of the Operator consider an extension of Service Policy Allowances and adjustments to Nacelles and Parts sold or leased by an Operator to another Operator, to the extent only, however, that such Allowances and adjustments exist at the time of such sale or lease and subject to the terms and conditions of the Service Policy. IAE shall not unreasonably withhold such extension of such Allowances.

                                   EXHIBIT D-3

                         NON-INSTALLATION ITEMS WARRANTY

                                   EXHIBIT D-4

                              RELIABILITY GUARANTEE

                          V2500 RELIABILITY GUARANTEE

I     INTRODUCTION

      IAE assures Midway that by the end of the five (5) year period commencing with Midway's first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine Shop Visit Rate will not exceed a Guaranteed Rate of 0.110 per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Engine Shop Visit Rate exceeds the Guaranteed Rate, IAE will credit Midway's account with IAE an amount of $30,000 U.S. Dollars for each Eligible Engine Shop Visit determined to have been in excess of the Guaranteed Rate.

II    GUARANTEE

      A.    Period of Guarantee

            The Period of Guarantee will start on the date Midway initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate five (5) years from that date.

      B.    Eligible Engines

            The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by Midway during the Period of Guarantee and which have been acquired pursuant to the Proposal or Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft. The Engines shall remain Eligible provided that Midway or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for Midway.

      C.    Eligible Shop Visits

            Eligible Shop Visits shall comprise the shop visits of Eligible Engines required for the following reasons:

            1.    a Failure of a Part in such Eligible Engines;

            2. foreign object damage caused by the ingestion of birds, hailstones or runway gravel;

Page 2


            3. an Airworthiness Directive issued by the applicable Certification Authority; and

            4.    maintenance as recommended by IAE.

      D.    Reporting of Engine Shop Visits and Engine Flight Hours

            Eligible Shop Visits shall be reported to IAE by Midway within thirty days after the date of such Engine Shop Visit using IAE Form TED together with such other information as may be needed to determine the Eligibility of the Engine Shop Visit. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Engine Shop Visit, supporting information will be furnished.

            Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by Midway within thirty days after each month's end to IAE on IAE Form TED unless other procedures are established for the reporting of flight hours.

       E.   Credit Allowance Calculation

            A credit of $30,000 U.S. Dollars will be granted by IAE for each Eligible Engine Shop Visit determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Engine Shop Visit records and Eligible Engine flight hour information have been reported to IAE.

            Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against Midway's account with IAE. Credits and debits will be applied to Midway's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

Page 3


            Credit Allowance = (AR - GR) x $30,000 U.S. Dollars

            where:

            AR    =     Total Eligible Engine Shop Visits during the period of
                        the calculation.

            GR    =     0.110/1,000 x total Engine flight hours accumulated on
                        Eligible Engines during the period of the calculation.

            (NOTE: GR will be rounded to the nearest whole number.)

III   DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Engine Shop Visits excluded by the General Conditions of the Policy shall be excluded from this Guarantee except that Engine Shop Visits resulting from ingestion of birds, hailstones or runway gravel shall be included as Eligible under this Guarantee.

IV    SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by Midway of:

            1.    An average flight cycle of no less than 1.5 hours;

            2. Thrust levels which are derated an average of 10 percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

            3. An average Aircraft utilization equal to or less than 3160 flight hours per year; and

            4.    An Aircraft and Engine delivery schedule in respect of four
                  (4) firm Aircraft and one (1) spare Engines as described in the Proposal or Contract to which this Guarantee is attached.

      B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated or a discontinuation of ownership by Midway of any Engine or any V2500 powered Aircraft subsequent to delivery to Midway.

Page 4


      C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of Parts aimed at correction of the situations contributing to excess Engine Shop Visits. Accordingly, Midway and IAE will establish jointly the modifications or Parts to be selected, and Midway will incorporate the changes into Eligible Engines.

V     EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to Midway as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to Midway under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to Midway from IAE or any third-party, Midway may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                  EXHIBIT D-5

                           INFLIGHT SHUTDOWN GUARANTEE

                       V2500 INFLIGHT SHUTDOWN GUARANTEE

I     INTRODUCTION

      IAE assures Midway that by the end of the five (5) year period commencing with Midway's first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine Inflight Shutdown Rate will not exceed a Guaranteed Rate of 0.020 per 1000 Eligible Engine flight hours. Under this Guarantee, if the cumulative Eligible Inflight Shutdown Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit Midway's account with IAE an amount of $10,000 U.S. Dollars for each Eligible Inflight Shutdown determined to have been in excess of the Guaranteed Rate.

II    GUARANTEE

      A.    Period of Guarantee

            The Period of Guarantee will start on the date Midway initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate five (5) years from that date.

      B.    Eligible Engines

            The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by Midway during the Period of Guarantee and which have been acquired pursuant to the Proposal or Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft. The Engines shall remain Eligible provided that Midway or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for Midway.

      C.    Eligible Inflight Shutdowns

            Eligible Inflight Shutdowns shall comprise the inflight shutdown of an Eligible Engine during a scheduled revenue flight which is determined to have been caused by a Failure of a Part of such Engine. Multiple inflight shutdowns of the same Engine during the same flight leg for the same problem will be counted as one Eligible Inflight Shutdown. A subsequent inflight shutdown on a subsequent flight leg for the same problem because corrective action has not been taken will be excluded.

Page 2


      D.    Reporting of Eligible Inflight Shutdowns

            Eligible Inflight Shutdowns shall be reported to IAE by Midway within thirty days after the date of such Inflight Shutdown using IAE Form TBD together with such other information as may be needed to determine the Eligibility of the Inflight Shutdown. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Inflight Shutdown, supporting information will be furnished.

            Flight hours accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by Midway within thirty days after each month's end to IAE on IAE Form TBD unless other procedures are established for the reporting of flight hours.

      E.    Credit Allowance Calculation

            A credit of $10,000 U.S. Dollars will be granted by IAE for each Eligible Inflight Shutdown determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary Inflight Shutdown records and Eligible Engine flight hour information have been reported to IAE.

            Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against Midway's account with IAE. Credits and debits will be applied to Midway's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

             The Credit Allowance = (AI - GD) x $10,000 U.S. Dollars
             Where:

             AI    =    Total Eligible Inflight Shutdowns during the period of
                        the calculation;

             GI    =    (0.020/1,000) x total Engine flight hours accumulated
                        on Eligible Engines during the period of the calculation.

                        (NOTE: GI will be rounded to the nearest whole number.)

Page 3


III   DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines and Inflight Shutdowns excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV    SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by Midway of:

            1.    An average flight cycle of no less than 1.5 hours;

            2. Thrust levels which are derated an average of 10 percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

            3. An average Aircraft utilization equal to or less than 3160 flight hours per year;

            4.    An Aircraft and Engine delivery schedule in respect of four
                  (4) firm Aircraft and one (1) spare Engines as described in the Proposal or Contract to which this Guarantee is attached.

      B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated or a discontinuation of ownership by Midway of any Engine or any V2500 powered Aircraft subsequent to delivery to Midway.

      C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of Parts aimed at correction of the situations contributing to excess Inflight Shutdowns. Accordingly, Midway and IAE will establish jointly the modifications or Parts to be selected, and Midway will incorporate the changes into Eligible Engines.

V     EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to Midway as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to Midway under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to Midway from IAE or any third-party, Midway may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                  EXHIBIT D-6

                          EXHAUST GAS TEMPERATURE GUARANTEE

                    V2500 EXHAUST GAS TEMPERATURE GUARANTEE

I     INTRODUCTION

      IAE assures Midway that during the first 4000 hours of operation of each V2500 Engine, the maximum stabilized takeoff exhaust gas temperature will not exceed the Certified Limit. Under this Guarantee if it is confirmed that the Certified Limit has been exceeded, IAE will credit Midway's account with IAE in the amount of $50,000 USD. For the purpose of this Guarantee, the Certified Limit is exceeded if the Engine will not achieve the specified engine pressure ratio for takeoff thrust without exceeding the Certified Limit for its Exhaust Gas Temperature.

II    GUARANTEE

      A.    Period of Guarantee

            The Period of Guarantee for each Eligible Engine will start on the date Midway initiates commercial operation of its first Aircraft powered by such Engine and will terminate five (5) years from that date or upon the expiration of the first 4000 hours of operation of such Engine, whichever is the sooner.

      B.    Eligible Engine

            The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by Midway during the Period of Guarantee and which have been acquired pursuant to the Proposal or Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft. The Engines shall remain Eligible provided that Midway or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for Midway.

      C.    Restoration of Installed Engine

            If during the Period of Guarantee, the maximum stabilized takeoff exhaust gas temperature of an Eligible Engine installed in an Aircraft operated by Midway exceeds the Certified Limit, Midway shall undertake on-wing Engine maintenance recommended by IAE, with technical assistance provided by IAE, to restore the performance of that Engine.

Page 2


      D.    Calibration of Removed Engine

            If the performance of an installed Eligible Engine cannot be restored by, the maintenance recommended under Section II, Paragraph C, Midway shall promptly remove such Engine from the Aircraft and dispatch it at its cost for calibration in an IAE designated test cell. If such calibration verifies that the exhaust gas temperature of the Engine is not in excess of the Certified Limit or it is established that any excess is due to causes which are excluded by the General Conditions in Section III, then the cost of such test cell calibration and associated transportation will be borne by Midway.

      E.    Credit Allowance

            A credit of $50,000 USD will be granted by IAE for each event not meeting the requirements set forth in Section I of this guarantee and as verified by Section II, Paragraph D. above.

III.  SPECIFIC CONDITIONS

      A.    This EGT Guarantee is predicated on the use by Midway of:

            1.    An average flight cycle of 1.5 hours;

            2. Thrust levels which are derated an average of 10 percent relative to the full Takeoff and Climb ratings;

            3. An average Aircraft utilization equal to or less than 3160 flight hours per year;

            4.    An Aircraft and Engine delivery schedule in respect of four
                  (4) firm Aircraft and one (1) firm spare Engines as described in the Proposal or Contract to which this Guarantee is attached.

      B. IAE reserves the right to make appropriate adjustments to the Guarantee if there is, during the Period of Guarantee, a variation from the conditions upon which the Guarantee is predicated or a discontiuation of ownership by Midway of any Engine or any V2500 powered Aircraft subsequent to delivery to Midway.

Page 3


IV    DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

V     EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to Midway as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to Midway under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to Midway from IAE or any third-party, Midway may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                  EXHIBIT D-7

                      FUEL CONSUMPTION RETENTION GUARANTEE

                   V2500 FUEL CONSUMPTION RETENTION GUARANTEE

I     INTRODUCTION

      IAE assures Midway that at the end of the five (5) year period commencing with Midway's first commercial operation of Aircraft powered by V2500 Engines, the fleet average cruise fuel consumption for Eligible Engines will not have increased by more than a Guaranteed Margin of 2.0%. Under this Guarantee, if the fleet average cruise fuel consumption for Eligible Engines exceeds the Guaranteed Margin at the end of the Guarantee Period, IAE will credit Midway's account with IAE an amount in respect of excess fuel consumed.

II    GUARANTEE

      A.    Period of Guarantee

            The Period of Guarantee will start on the date Midway initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate five (5) years from that date.

      B.    Eligible Engines

            The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by Midway during the Period of Guarantee and which have been acquired pursuant to the Proposal or Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft. The Engines shall remain Eligible provided that Midway or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for Midway.

      C.    Fuel Consumption Measurement

            The inflight data required for administration of this Guarantee will be obtained by Midway during steady state cruise conditions using methods which will be mutually agreed between Midway and IAE. Steady state cruise conditions are defined as a minimum of five minutes at the same altitude, Mach number and thrust setting Engine Pressure Ratio in clear, smooth air with normal bleed and power extraction and autothrottle disengaged (unless flight evaluation shows this disengagement to be unnecessary). Data points falling within the following envelope of altitude, Mach number and Engine Pressure
            Ratio: Mach No. -- TBD to TBD, Altitude - TBD to TBD feet, Engine Pressure Ratio - TBD to TBD will be deemed to be Acceptable Data Points, provided that:

Page 2


            a) the fuel consumption data for any Eligible Engine on which the engine parameters indicate a possible malfunction (including associated Aircraft systems), other than normal gas path deterioration, that is subsequently confirmed by maintenance action will not be considered acceptable data, and

            b) data which is obviously inaccurate under normal engine monitoring practices will not be considered acceptable data; this type of data will be rejected unless Midway validity checks have established that Total Air Temperature, Fuel Flow Aircraft and Engine Bleed Systems and other Aircraft parameters are within normal operating ranges.

                  The data to be recorded will be that normally recorded for Engine Condition Monitoring purposes and will include the following:

                  Altitude
                  Mach Number
                  Total Air Temperature (TAT)
                  Indicated Airspeed (IAS)
                  Engine Pressure Ratio (EPR)
                  Fuel Flow
                  Low Compressor Rotor Speed (N(1))
                  High Compressor Rotor Speed (N(2))
                  Exhaust Gas Temperature (EGT)
                  Bleed Air Configuration

                  Engine Fuel flow measurements will be referred to in the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship which will be defined for installed Engines by the Aircraft manufacturer during the Aircraft flight test certification program.

      D.    Base Fuel Flow

            The Base Fuel Flow shall be the initial fuel flow level of each Eligible Engine on commencement of its commercial service. This shall be the average of the cruise fuel flow values for the first ten Acceptable Data Points recorded for each Eligible Engine. Base Fuel Flow is represented as a percentage deviation from the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship.

Page 3


      E.    Cruise Fuel Flow

            The Cruise Fuel Flow shall be the average of the cruise fuel flow values for ten Acceptable Data Points for each installed Eligible Engine at any time after that Engine's Base Fuel Flow is established. Cruise Fuel Flow will also be expressed as a percent deviation from the Standard Engine Fuel Flow-Engine Pressure Ratio Relationship.

      F.    Engine Cruise Fuel Flow Deterioration

            The Cruise Fuel Flow Deterioration for an Eligible Engine shall be the difference between its Cruise Fuel Flow and the Base Fuel Flow expressed in percentage points.

      G.    Periodic Fleet Average Cruise Fuel Consumption Deterioration

            The Periodic Fleet Average Cruise Fuel Consumption Deterioration shall be the average of the Cruise Fuel Flow Deterioration for all installed Eligible Engines for a 30 day reporting period. This is to be reported to IAE every 30 days.

      H.    Final Fleet Average Cruise Fuel Consumption Deterioration

            The Final Fleet Average Cruise Fuel Consumption Deterioration is the average of the Periodic Fleet Average Cruise Fuel Consumption Deterioration values for all 30 day periods during the Period of Guarantee.

      I.    Operational Data

            Midway shall provide the following data to IAE as indicated during the Period of the Guarantee:

            1. Total quantity of fuel consumed by Eligible Engines during the Period (U.S. Gallons), every thirty days.

            2. Average cost of fuel to Midway over the Period of Guarantee (U.S. Dollars per U.S. Gallon), every thirty days.

            3. Individual Eligible Engine operating hours for each 30 day period during the Period of Guarantee identified by engine serial number, annually.

            4.    Engine maintenance action information, as requested.

Page 4


      J.    Excess Fuel Consumption Credit Calculation

            If at the end of the Period of Guarantee the Final Fleet Average Fuel Consumption Deterioration exceeds the Guaranteed Margin, IAE will grant Midway a credit in respect to excess fuel consumption calculated in accordance with the following formula:

                        C = (D-GM)% YHF
                        where:

                  C   = the amount of the credit in U.S. dollars

                  D   = the Final fleet Average Fuel Consumption Deterioration

                  GM  = the Guaranteed Margin

                  Y   = average cruise fuel flow of new Eligible Engines
                        expressed in U.S. gallons per hour

                  H   = the total of all flight hours flown by Midway's
                        Eligible Engines during the Period of Guarantee

                  F   = The average net cost to Midway in U.S. Dollars per U.S.
                        Gallon (after deduction of subsidies or government or other allowances received by Midway), of aviation fuel consumed by Midway during the Period of Guarantee.

III   DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Engines excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

IV    SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by Midway of:

            1.    An average flight cycle of no less than 1.5 hours;

            2. Thrust levels which are derated an average of 10 percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

Page 5


            3. An avenge Aircraft utilization equal to or less than 3162 flight hours per year;

            4.    An Aircraft and Engine delivery schedule in respect of four
                  (4) firm Aircraft and one (1) spare Engines as described in the Proposal or Contract to which this Guarantee is attached.

      B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated or a discontinuation of ownership by Midway of any Engine or any V2500 powered Aircraft subsequent to delivery to Midway.

V     EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to Midway as a result of the failure of Eligible Engines to achieve the performance level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to Midway under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to Midway from IAE or any third-party, Midway may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                  EXHIBIT D-8

                             DELAY AND CANCELLATION

                          V2500 DELAY AND CANCELLATION

I     INTRODUCTION

      IAE assures Midway that by the end of the five (5) year period commencing with Midway's first commercial operation of Aircraft powered by V2500 Engines, the cumulative Engine-caused Delay and Cancellation Rate will not exceed a Guaranteed Rate of 0.180 per 100 Aircraft departures. Under this Guarantee, if the cumulative Engine-caused Delay and Cancellation Rate is determined to have exceeded the Guaranteed Rate over the Period of Guarantee, IAE will credit Midway's account with IAE an amount of $10,000 U.S. Dollars for each excess Eligible Delay and Cancellation determined to have been in excess of the Guaranteed Rate.

II    GUARANTEE

      A.    Period of Guarantee

            The Period of Guarantee will start on the date Midway initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate five (5) years from that date.

      B.    Eligible Engines

            The Engines that will be Eligible under this Guarantee shall be new installed and new spare Engines which are owned or operated by Midway during the Period of Guarantee and which have been acquired pursuant to the Proposal or Contract to which this Guarantee is attached and the related proposal or contract for delivery of Aircraft. The Engines shall remain Eligible provided that Midway or its authorized maintenance facility maintains them in accordance with the IAE instructions and recommendations contained in the applicable IAE publications including the latest Maintenance Management Plan for Midway.

      C.    i) Eligible Delay

            An Eligible Delay shall occur when by a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of a delay in the final Departure of that Aircraft by more than fifteen minutes after its programmed Departure in either of the following instances:

            1) an originating flight departing later than its scheduled Departure time; or

            2) a through flight or a turnaround flight remaining on the ground longer than its scheduled ground time.

Page 2


      C.    ii) Eligible Cancellation

            A single Cancellation shall occur when a Failure of a Part in an Eligible Engine installed in an Aircraft is the sole cause of the elimination of a Departure in either of the following instances:

            1)    cancellation of a trip comprising a single flight leg; or

            2) cancellation of any or all of the flight legs of a multiple leg trip.

      C.    iii)

            A Departure which is cancelled after an Eligible Delay shall be an Eligible Cancellation not an Eligible Delay.

      C.    iv)

            Consecutive Delays and Cancellations for the same problem because corrective action had not been taken will be excluded.

      D.    Departure

            A Departure comprises the movement of an Aircraft from the blocks for the purpose of an intended scheduled revenue flight provided that there can be only one Departure for each intended flight.

      E.    Reporting of Eligible Delays and Cancellations

            Eligible Delays and Cancellations shall be reported to IAE by Midway within thirty days after the date of such Delay or Cancellation using IAE Form TBD together with such other information as may be needed to determine the Eligibility of the Delay or Cancellation. Each such Form shall be verified by an authorized IAE Representative before submission. Should it be necessary for him to disqualify a reported Delay or Cancellation, supporting information will be furnished.

            Departures accumulated by Eligible Engines during each month during the Period of Guarantee shall be reported by Midway within thirty days after each month's end to IAE on IAE Form TBD unless other procedures are established for the reporting of Departures.

Page 3


      F.    Credit Allowance Calculation

            A credit of $10,000 U.S. Dollars will be granted by IAE for each Eligible Delay and Eligible Cancellation determined as calculated below to be in excess of the Guaranteed Rate during the Period of Guarantee. An annual calculation will be made no later than sixty days after each yearly anniversary of the commencement of the Period of Guarantee provided that the necessary records of Delays, Cancellation and Departure have been reported to IAE.

            Each annual calculation will be made using data that will be cumulative from the start of the Period of Guarantee. An interim credit will be granted, if necessary, following the annual calculations for the second year and each subsequent year of the Period of Guarantee. If subsequent annual calculations show that on a cumulative basis, a previous interim credit (or portion thereof) was excessive, such excess amount shall be subject to repayment which will be effected by IAE issuing a debit against Midway's account with IAR. Credits and debits will be applied to Midway's account with IAE not later than thirty days following a calculation for the second year and each subsequent year of the Period of Guarantee, as applicable.

            Credit Allowance = (ADC - GDC) x $10,000 U.S. Dollars

            Where:

            ADC   = Total qualifying actual Engine Caused Delays and
                   Cancellations claimed and accepted as eligible during the applicable period of the calculation.

            GDC   = (0.180/100) x total Departures accumulated on Eligible
                   Engines during the applicable period of calculation.

III   DEFINITIONS AND GENERAL CONDITIONS

      All of the Definitions and General Conditions of the V2500 Engine and Parts Service Policy shall apply to this Guarantee. Delays and Cancellation excluded by the General Conditions of the Policy shall be excluded from this Guarantee.

Page 4


IV    SPECIFIC CONDITIONS

      A.    The Guaranteed Rate is predicated on the use by Midway of:

            1.    An average flight cycle of no less than 1.5 hours;

            2. Thrust levels which are derated an average of 10 percent for Takeoff and Climb relative to full Takeoff and Climb ratings;

            3. An avenge Aircraft utilization equal to or less than 3160 flight hours per year;

            4.    An Aircraft and Engine delivery schedule in respect of four
                  (4) firm Aircraft and one (1) spare Engines as described in the Proposal or Contract to which this Guarantee is attached.

      B. IAE reserves the right to make appropriate adjustments to the Guaranteed Rate if there is, during the Period of Guarantee, a variation from the conditions upon which the Guaranteed Rate is predicated or a discontinuation of ownership by Midway of any Engine or any V2500 powered Aircraft subsequent to delivery to Midway.

      C. In the event credits are issued under Section II, such credits will be dedicated to the procurement of parts aimed at correction of the situations contributing to excess Delays and Cancellation. Accordingly, Midway and IAE will establish jointly the modifications or Parts to be selected, and Midway will incorporate the changes into Eligible Engines.

V     EXCLUSION OF BENEFITS

      The intent of this Guarantee is to provide specified benefits to Midway as a result of the failure of Eligible Engines to achieve the reliability level stipulated in the Guarantee. It is not the intent, however, to duplicate benefits provided to Midway under any other applicable guarantee, sales warranty, service policy, or any special benefit of any kind as a result of the same failure. Therefore, the terms and conditions of this Guarantee notwithstanding, if the terms of this Guarantee should make duplicate benefits available to Midway from IAE or any third-party, Midway may elect to receive the benefits under this Guarantee or under any of the other benefits described above, but not both.

                                  EXHIBIT D-9

                              FLEET HOUR AGREEMENT

                                      V2500
                         ENGINE MAINTENANCE SERVICE PLAN
                             (FLEET HOUR AGREEMENT)
                                       FOR
                                     Midway

This document contains matter of a proprietary nature and is delivered on the express condition that it is not to be disclosed or reproduced in whole or in part without the written consent of IAE International Aero Engines AG. This restriction does not limit the right to disclose information obtained from other sources.

                                      V2500
                         ENGINE MAINTENANCE SERVICE PLAN
                                       FOR
                                     Midway

I.    INTRODUCTION

      This Maintenance Service Plan (Plan), provided by TAE International Aero Engines AG (IAE) through the IAE Designated Maintenance Center (Maintenance Center), is offered in support of V2500 Engines owned and operated by Midway. The Plan, expressed as a Maintenance Service Rate per Engine Flight Hour, covers those off-wing maintenance services set forth in Section IV, Paragraph C, hereof when performed exclusively by the Maintenance Center.

      For the purpose of this Plan, the term "Engine" shall mean the basic V2500 Engine, together with the neutral Quick Engine Change (QEC) parts, components and assemblies required to install that engine into the V2500 powered Aircraft nacelle.

II.   DESCRIPTION

      A.    Period of the Plan

            The Period of the Plan will commence on the date Midway initiates commercial operation of its first Aircraft powered by Eligible Engines and will terminate ten (10) years from that date.

      B.    Eligible Engines

            The Engines that will be eligible for coverage under this Plan shall be the eight (8) new installed Engines and one (1) new spare V2500 Engines which are owned or operated by Midway in support of four (4) Aircraft during the Period of the Plan.

            The first Engine eligible for coverage under this Plan shall be the first Engine removed from Midway's Aircraft on or after the date of commencement of the Plan. The last Engine eligible for coverage under this Plan shall be the last Engine requiring removal from Midway Aircraft on or before the date of termination of the Plan.

      C.    Specifications

            Midway's V2500 Engines will be repaired, modified, inspected and tested in accordance with the manufacturer's applicable Engine Manuals, the Maintenance Center V2500 Maintenance and Build Standard Manual, Service Bulletins and other approved maintenance procedures then in effect at the Maintenance Center.

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 2


III.  TECHNICAL SUPPORT

      The technical support services to be provided by the Maintenance Center during the Period of the Plan are described below:

      A.    Program Manager

            IAE will arrange for the Maintenance Center to assign a Program Manager who will be the point of contact for Midway in respect of services described in this Plan.

            The Program Manager, in agreement with Midway, will be responsible for defining to the shop the work to be accomplished on Engines at each shop visit, the internal processing of Warranty Claim forms on behalf of Midway's Eligible Engines, securing from IAE Warranty Administration its authority to process Engines in accordance with any applicable Guarantees, periodic engineering updates and overall Program review.

      B.    Engineering Support


            1. The Maintenance Center shall provide engineering support services for Eligible Engines. These services shall comprise:

                  a. Analysis of IAE Service Bulletins to determine those which are applicable to Midway's Engines;

                  b. Providing required documentation including but not limited to, FAA Form 337, V2500 Time Parts Status Report, Engine test logs and a Major Parts Record Change List for each Engine returned by the Maintenance Center to Midway;

                  c. Providing a written report stating any damage detected and repair(s) accomplished, including any technical conclusions as to the cause of such damage; and,

                  d. Providing, upon request, accident and damage disassembly reports, including pictures.

IV.   MAINTENANCE SERVICES

      This section describes the maintenance services to be provided by the Maintenance Center for Engines during the Period of the Plan.

      Each Engine that is returned by Midway to the Maintenance Center for major or minor repair will be accompanied by an acceptable purchase order referencing this Plan, which must include Engine and Life Limited Part total time, date of Engine removal, reason for removal and authorization for the work to be accomplished.

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 3


      A.    Planned Engine Stop Visits

            Engines shipped to the Maintenance Center for planned shop visits will be processed in accordance with the specifications set forth in
            Section II, Paragraph C, hereof. The following factors shall also be considered:

            1. Operating time since the last scheduled visit and time, since the last unscheduled maintenance on the various Engine sections;

            2.    Present Parts condition;

            3. The number of hours planned for the next Engine Shop Visit interval or as determined by the remaining life on the Life Limited Parts;

            4.    The planned maintenance interval for Hot Section Inspection;

            5. The requirement for incorporation of recommended IAE Service Bulletins;

            6.    The instructions contained in the Midway purchase order.

      B.    Unplanned Engine Shop Visits

            Based upon the review of the Engine's maintenance history, maintenance will consist of repair or replacement of damaged assemblies or Parts, if any, and of other deteriorated Parts as necessary.

      C.    Maintenance Services Included Under the Plan

            The maintenance services to be included under the Maintenance Service Rate (MSR), defined in Section V, shall be limited to the following when performed by the Maintenance Center on Eligible Engines removed from service during the Period of the Plan:

            1. All labor, material and material handling charges and any vendor fees required to perform basic Engine reconditioning and repair to make the Engine serviceable to the specifications established in accordance with the provisions of Section II, Paragraph C, hereof, except the following charges, which will be invoiced separately if such items are required):

                  a. Labor, material and material handling charges associated with the replacement of disks and shafts solely for reasons of life limitation.

                  b. Labor, material, material handling charges and any fees associated with vendor proprietary accessories (other than labor expended in the removal or installation of such accessories for reasons of Engine access).

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 4


                  c.    Labor or material for QEC repair or replacement.

                  d.    Gold or silver (or their alloys) consumed in repairs.

                  e.    Fuel and oil consumed at Engine test.

            2. All labor, material handling charges and any vendor fees required in the event that reduction of a Parts Life Limit (as defined in the V2500 Engine and Parts Service Policy) renders a Part unserviceable.

            3. All labor, material, material handling charges and any vendor fees required to repair or replace Engine Parts as required by Airworthiness Directives issued by the U.S. Federal Aviation Administration.

            4. All labor, material, material handling charges and any vendor fees required for incorporation of IAE Service Bulletins having Compliance Codes 1 through 6, or equivalent, in accordance with the recommendation in the applicable Service Bulletin.

            5. All labor, material, material handling charges and any vendor fees required to incorporate those IAE Service Bulletins having Compliance Code 7 or 8, or equivalent, as may be recommended by the Maintenance Center.

            6. All labor to perform the required Engine testing as designated by the Maintenance Center.

            7. All labor, material, material handling charges and any vendor fees required to repair damage caused by ingestion of birds, hailstones or runway gravel.

            8. All labor to perform QEC disassembly and post-test reassembly as required to accomplish the above and material limited to expendable Parts, i.e., 0-rings, gaskets, packings and similar items etc., required for QEC reinstallation.

      D.    Maintenance Services Not Included Under the Plan

            All other services not specifically included in Paragraph C, above, are excluded from coverage under the Maintenance Service Rate and will be accomplished as Excess Work, subject to the rates and charges in effect at the Maintenance Center during the time of work performance.

            Further, all labor, material and other charges related to Maintenance Center performance of maintenance services described in
            Section IV, Paragraph C, will be identified as Excess Work if it has been determined to IAE's reasonable satisfaction that such Engine:

            1. Requires repairs for recoverable insured inflight and/or ground accident damage; or

            2. Was not maintained and operated in accordance with maintenance recommendations included in the Maintenance Manuals, the specifications established in accordance with

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 5


                  Section II, Paragraph C, and the specific operational recommendations described in Section V; or

            3. Has been used contrary to the operating or maintenance instructions or recommendations authorized or issued by IAE or Airbus Industrie and current at the time; or

            4. Has been subjected to misuse, neglect, accident or maintenance error by other than the Maintenance Center; or

            5. Has been affected by a Part not originally delivered to Midway by the Maintenance Center, IAE or a source approved by the IAE; or

            6. Has been affected by occurrences not associated with ordinary use, such as, but not limited to, acts of war, rebellion, seizure or other belligerent acts.

            The Maintenance Center's current rates and charges applicable to Excess Work performed in conjunction with this Plan are presented in Attachment I hereto and incorporated herein.

V.    MAINTENANCE SERVICE RATE (MSR)

      A. The MSR for the ten (10) year period of the Plan is $98.00 U.S. Dollars per hour of Eligible Engine operation. The MSR, expressed in U.S. Dollars, is subject to escalation from a base month of January, 1995 in accordance with the IAE Escalation Formula.

            The MSR shall be limited to those maintenance services specified in
            Section IV, Paragraph C, and shall apply to Eligible Engines processed in accordance with the Plan.

            The MSR shall apply to each flight hour and/or fraction thereof, rounded to the nearest one-tenth (1/10) hour, that an Eligible Midway V2500 Engine has been engaged in flight operations for whatever reason.

            Midway shall keep records in form and detail sufficient for accurate and expeditious administration of the terms of the Plan and shall permit IAE Field Engineering Representatives access to such records for inspection and audit at reasonable intervals. Records maintained by IAE shall include all Aircraft Engine logs containing hours and cycles accumulated on Eligible Engines from the date of commencement of the Plan.

            On the tenth day following the first thirty (30) calendar days of the Plan and continuing every thirty (30) calendar days thereafter, Midway will forward to the Maintenance Center the actual flight hours, flight cycles and thrust usage data accumulated on Eligible Engines during the preceding thirty (30) day period as verified by the TAR Representative. The format for such reporting by Midway shall be as presented in an Exhibit hereto.

            Provided that the conditions in item V. B. are met, the Maintenance Center shall calculate the maintenance service charge for that period and will, within thirty (30) calendar days following the receipt of such data, render an invoice to Midway, which shall be equal to

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 6


            the hours of flight operation for that reporting period multiplied by the MSR, including escalation in accordance with the IAE Escalation Formula. Payment is due within thirty days of the date of invoice.

      B.    The MSR is predicated on the use by Midway of:

            1.    An average flight cycle of no less than 1.5 hours;

            2. Thrust levels which are derated an average of 10 percent for takeoff and climb relative to full takeoff and climb ratings; and

            3. An average aircraft utilization equal to or less than 3160 flight hours per year.

      C. IAE reserves the right to make appropriate adjustments to the MSR if there is, during the Period of the Plan, a variation from the conditions upon which the MSR is predicated or a discontinuation of ownership by Midway of any V2500 powered Aircraft subsequent to delivery to Midway.

VI.   TURNAROUND TIME

      The following average turnaround times FOB Maintenance Center, are provided to assist Midway in its scheduling of the V2500 Engines. Actual turnaround time will vary depending upon the actual condition of the Engine received by the Maintenance Center.

                                                        Calendar Days
                                                        -------------

      A.    Major Engine Disassembly and Repair               TBD

      B.    Hot Section Inspection and Combustion
            Area Repairs                                      TBD

      Subject to the foregoing, the Maintenance Center will exercise reasonable efforts to complete the turnaround of any given Engine within the average turnaround time shown above and give consideration to Midway's scheduling requirements for that Engine. Subject to Section X, entitled "Material Support", the Maintenance Center, as Part of its efforts, shall utilize Midway inventory Parts, if available, to maintain that schedule.

VII.  INVOICING AND PAYMENT

      A.    Maintenance Services Included Under the Plan

            Charges for maintenance services included under the Plan shall be invoiced to Midway by IAE on a monthly basis in accordance with the provisions of Section V hereof

      B.    Excess Work

            Payment by Midway of all Excess Work charges shall be made to IAE in U.S. Dollars, Net Cash.

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 7


            Notwithstanding the above payment terms, if IAE determines that Midway's financial condition has materially changed, IAE shall have the right to specify alternative payment terms which shall, upon IAE giving written notice to Midway, supersede the payment terms herein contained.

            The monthly indices reported by the U.S. Department of Labor are published three (3) months after the applicable month's end, therefore, the actual average index for each annual period cannot be calculated until three (3) months subsequent to the end of each period. An estimated escalation factor will be utilized to escalate the base period MSR for invoicing purposes. As soon as the published indexes are available, a final calculation will be performed for each annual period of the Plan, and an invoice will be issued to adjust the invoices which utilized the estimated rates.

VIII. OTHER SERVICES

      The Maintenance Center will from time to time, upon request of Midway, dispatch to Midway's line stations a salaried supervisor to assist Midway in certain Engine maintenance requirements. The rates and charges for such on-site assistance shall be defined in an attachment hereto and shall, in all instances, be considered as Excess Work.

IX.   TRANSPORTATION

      Midway shall provide transportation stands in suitable condition as may be required to ship Engines to the Maintenance Center for maintenance under this Agreement. The Maintenance Center shall upon completion of work, reinstall Midway's Engines into Midway's transportation stands for reshipment.

      Transportation charges for Engines shipped to or delivered from the Maintenance Center shall, except as provided in the IAE Standard Terms and Conditions of Sale for Overhaul and Repair, be the responsibility of Midway. The FOB point for all shipments and deliveries shall be the IAE Maintenance Center facility.

X.    MATERIAL SUPPORT

      If original Parts cannot be reinstalled because of long lead time repair, scrap condition, supersedure, or similar circumstances, the following material support services will be utilized by the Maintenance Center.

      A.    Maintenance Center New Parts

            Maintenance Center New Parts may be used to replace long lead time repairable items or scrap and superseded materials. When a New Part is used to replace a repairable Midway Part, the repaired Part will be placed in an Midway segregated inventory for future use in Midway's maintenance requirements. The New purchased Part shall be subject to the terms and conditions contained in an Attachment.

      B.    Condemned/Superseded Materials

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 8


            Parts removed from Midway's Engines which cannot be reinstalled because of scrap or superseded condition shall remain the property of Midway. Midway agrees that it will provide the Maintenance Center with its instructions for disposition of such Parts within sixty
            (60) days following delivery of the refurbished Engine from which they were removed.

            The rates and charges for materials not included under the Plan shall be as presented in an Attachment.

XI.   TERMS AND CONDITIONS

      A. The IAE Standard Terms and Conditions of Sale for Overhaul and Repair shall apply to all work accomplished by the Maintenance Center on V2500 Engines or Parts thereof under this Plan.

      B. All terms and conditions appearing on or attached to Midway's purchase orders which are in addition to or in conflict with the provisions of this Plan shall not apply.

      C. This Plan and the right to receive credits or payment hereunder shall not be assigned, either in whole or in Part, without the prior written consent of the other party; such consent shall not be unreasonably withheld.

      D. All of the definitions and general conditions of the V2500 Engine and Parts Service Policy shall apply to the Plan, except that Parts damaged by ingestion of birds, hailstones and runway gravel shall be included under the Plan.

XII.  TERMINATION

      Midway may terminate this Plan for cause following the first twelve (12) months in which the Plan has been in effect upon six (6) month's written notification to the Maintenance Center of such intent to terminate. This termination shall become effective retroactive to the most recent past anniversary date of the Plan.

      All orders issued by Midway from such retroactive effective date shall be time and material orders, and all work performed shall be invoiced to Midway at the then current published rates and charges in effect at the Maintenance Center.

XIII. EXCLUSION OF BENEFITS

      IAE reserves the right to exclude from any credit due, amounts incurred as the result of a failure by Midway to comply with any of the requirements specified in the Plan, provided that Midway fails to cure such default within thirty (30) days after written notice of such default.

XIV.  ORDER OF PRECEDENCE

      In the event that there are any conflicts or inconsistencies between the provisions of this Plan and the Attachments hereto, the provisions of this Plan shall govern.

XV.   GOVERNING LAW

      This Agreement shall be construed and the performance thereof shall be determined in accordance with the laws of Switzerland.

V2500 ENGINE MAINTENANCE SERVICE PLAN FOR MIDWAY                         PAGE 9


This Plan will remain available for Midway's acceptance until TBD. If you concur with the terms and conditions offered, please have an authorized official of Midway sign the two duplicate originals and return one of them on or before TBD to the attention of:

IN WITNESS WHEREOF, the parties hereto have hereunto caused their hands and seals to be set hereto and to a duplicate this TBD day of TBD.

Witnesses:                                 Midway

____________________________               by _________________________

____________________________               Title ______________________


Witnesses:                                 IAE INTERNATIONAL AERO ENGINES AG

____________________________               by _________________________

____________________________               Title ______________________

                                  Attachment I

                                 Labor Rates and
                              Charges for Services
                                 for Excess Work

                                 Labor Rates and
                              Charges for Services

The Maintenance Center agrees to charge Customer for services performed under this Agreement at Designated Maintenance Center's published rates and handling charges in effect at the time of work performance. The rates and charges through _______________, are presented below. Rates and charges for annual periods subsequent to _______________, will be published by the Maintenance Center at a later date.

Maintenance Center Labor Rate ....................... $____U.S. Dollars Per Hour

New Engine Parts

New Engine Parts will be charged at the IAE then current commercial price (manufacturer's list price).

Material Handling Charges

The then current IAE commercial spare Part price (manufacturer's list price) will be used as the basis for establishment of the handling charges listed below.

o     Any life-limited Part as designated by IAE, new or
      customer-furnished ........................................ ______ Percent

o Any other Part with an extended line item value of 30,000.00 U.S. Dollars and under:

      o     New ................................................. ______ Percent
      o     Customer-Furnished .................................. ______ Percent

o     Any Part with an extended line item value of 30,000.01 U.S.
      Dollars and over:

o     New .................................................. ______ U.S. Dollars
o     Customer-Furnished ................................... ______ U.S. Dollars

LABOR RATES AND CHARGES FOR SERVICES                                      PAGE 2

                          Rates and Charges for On-Site Work

The daily and hourly U.S. Dollar rates for each of the Designated Maintenance Center's employees engaged in the performance of on-site work through ________________, are as follows:

                                               Each
                                            Minimum Rate    Additional Hour

o     Regular Workday (8 Hours)                ______            ______
o     Saturdays (4 Hour-Minimum)
o     Sundays (4-Hour Minimum)

The above rates are predicated upon a portal-to-portal basis and apply to days or portions of days spent in transit. Subsistence costs (meals, hotel and ground transportation when applicable), as well as air fare charges, shall be in addition to the on-site rates presented above and charged to the customer at the Designated Maintenance Center's actual cost.

Tooling shall, upon request, be provided by the Maintenance Center for the Designated Maintenance Center's use in the performance of on-site work. Charges to the Customer for tooling when used by Maintenance Center's personnel shall be limited to transportation, insurance and packaging costs.

                                  Attachment II


                        IAE International Aero Engines AG
                          Standard Terms and Conditions
                         of Sale for Overhaul and Repair

                        IAE INTERNATIONAL AERO ENGINES AG
                      STANDARD TERMS AND CONDITIONS OF SALE
                             FOR OVERHAUL AND REPAIR

1.    DELIVERY, TITLE AND SHIPPING

      Goods delivered to IAE International Aero Engines AG (hereinafter referred to as the Seller), for overhaul or repair hereunder shall be redelivered to Midway (hereinafter referred to as the Buyer) FOB Seller's facility, or to an agent of Buyer, including a common carrier, flyaway, or warehouse as hereinafter provided. Thereafter, Buyer shall have all risk of loss for such goods, including new parts incorporated therein by Seller. Wherever transportation rates and carrier's liability for damage depend upon the value of the shipment as declared by shipper, Seller will declare such value as will entitle Buyer to have goods shipped at the lowest permissible transportation rates unless otherwise instructed in writing by Buyer. Buyer will furnish written shipping instructions for all goods as promptly as possible. In the absence of such instructions, Seller may, at any time beginning ten (10) days after forwarding notice to Buyer by mail or otherwise that the goods are ready for shipment, do either of the following for the account and at the expense and risk of the Buyer:
      Arrange for shipment of the goods by a carrier of its own selection to Buyer's place of business or other destination reasonably believed to be suitable, or warehouse the goods. Buyer will not hold Seller liable for loss or damage attributed to negligence, either in selection of the carrier or the warehouse or in agreeing with either of them to contract terms on Buyer's behalf.

2.    INSPECTION

      If, upon receipt of the goods by Buyer at destination, the same shall appear not to have been overhauled or repaired in accordance with this order, Buyer shall within thirty (30) days after receipt thereof notify Seller of such condition and afford Seller a reasonable opportunity to inspect the goods and make any appropriate adjustment or replacement. The remedies afforded Buyer under the paragraph hereof entitled "Warranties, Remedies and Limitation" shall be exclusive for defects discovered upon inspection but shall not be cut off by reason of Buyer's failure to discover the defects within the inspection period provided in this paragraph. Buyer shall not delay payment for the overhaul and repair of the goods pending their inspection.

3.    WARRANTIES, REMEDIES AND LIMITATIONS

      a. Services -- Seller warrants to Buyer that at the time of delivery of overhauled or repaired goods, the overhaul and repair services performed by Seller will have been performed in a workmanlike manner. Seller's liability and Buyer's remedy under this warranty are limited to the Seller correcting at the Seller's facility such services as are shown to Seller's reasonable satisfaction to have been defective; provided that written notice of the defect shall have been given by Buyer to Seller within ninety (90) days after first operation or use of the goods, or within one (1) year after the date of delivery of such goods by Seller, whichever shall first occur. Transportation charges

IAE INTERNATIONAL AERO ENGINES AG, STANDARD TERMS AND CONDITIONS OF
SALE FOR OVERHAUL AND REPAIR                                             Page 2


            for the return of defectively serviced goods to Seller and their reshipment to Buyer and risk of loss thereof will be borne by Seller only if returned in accordance with written shipping instructions from Seller.

      b. New Parts -- The warranties and remedies for new parts utilized in such overhaul or repair services shall be as set forth below:

      (1) Defects -- Seller warrants to Buyer that at the time of delivery of the overhauled or repaired goods, the new parts utilized will be free from defects in material and manufacture and will conform substantially to Seller's applicable specifications as stipulated in this order. Seller's liability and Buyer's remedy under this warranty are limited to the repair or replacement, at Seller's election, of new parts or components thereof returned to Seller which are shown to Seller's reasonable satisfaction to have been defective; provided that written notice of the defect shall have been given by Buyer to Seller within ninety (90) days after the first operation or use of the goods but in no event later than one
            (1) year after the date of delivery of such goods by Seller. Transportation charges for the return of defective new parts to Seller and their reshipment to Buyer and the risk of loss thereof will be borne by Seller only if returned in accordance with written shipping instructions from Seller.

      (2) Title-- Seller warrants to Buyer that it will convey good title to the new parts sold hereunder. Seller's liability and Buyer's remedy under this warranty are limited to the removal of any title defect or, at the election of the Seller, to the replacement of the new parts or components thereof which are defective in title; provided, however, that the rights and remedies of the parties with respect to patent infringement shall be limited to the provisions of subparagraph (3) below.

      (3) Patent Infringement -- Seller shall conduct, at its own expense, the entire defense of any claim, suit or action alleging that, without further combination, the use or resale by Buyer or any subsequent purchaser or user of the new parts delivered hereunder directly infringes any United States patent, but only on the conditions that
            (a) Seller receives prompt written notice of such claim, suit or action and full opportunity and authority to assume the sole defense thereof, including settlement and appeals, and all information available to Buyer and defendant for such defense; (b) said new parts are made according to a specification or design furnished by Seller or, if a process patent is involved, the process performed with such parts is recommended in writing by the Seller; and (c) the claim, suit or action is brought against Buyer or one expressly indemnified by Buyer. Provided all of the foregoing conditions have been met, Seller shall, at its own expense, either settle said claim, suit or action or shall pay all damages, excluding consequential damages, and costs awarded by the court therein,

IAE INTERNATIONAL AERO ENGINES AG, STANDARD TERMS AND CONDITIONS OF
SALE FOR OVERHAUL AND REPAIR                                             Page 3


            and if the use or resale of such new parts is finally enjoined, Seller shall, at Seller's option (i) procure for defendant the right to use or resell the new parts, (ii) replace them with equivalent non infringing parts, (iii) modify them so they become non infringing but equivalent, or (iv) remove them and refund the purchase price (less a reasonable allowance for use, damage and obsolescence). If a claim, suit or action is based on a design or specification furnished by Buyer or on the performance of a process not recommended in writing by Seller, or on the use or sale of the new parts delivered hereunder in combination with other new parts not delivered to Buyer by Seller, Buyer shall indemnify and save Seller harmless therefrom.

      c. EXCLUSIVE WARRANTIES AND REMEDIES - THE FOREGOING WARRANTIES ARE EXCLUSIVE AND ARE GIVEN AND ACCEPTED IN LIEU OF (i) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND (ii) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN CONTRACT, TORT OR STRICT LIABILITY AGAINST SELLER OR ITS SHAREHOLDERS, WHETHER OR NOT ARISING FROM THE NEGLIGENCE,
            ACTUAL OR IMPUTED, OF SELLER OR ITS SHAREHOLDERS. THE REMEDIES OF THE BUYER SHALL BE LIMITED TO THOSE PROVIDED HEREIN TO THE EXCLUSION OF ANY AND ALL OTHER REMEDIES INCLUDING, WITHOUT LIMITATION, INCIDENTAL OR CONSEQUENTIAL DAMAGES. NO AGREEMENT VARYING OR EXTENDING THE FOREGOING WARRANTIES, REMEDIES OR THIS LIMITATION
            WILL BE BINDING UPON SELLER UNLESS IN WRITING, SIGNED BY A DULY AUTHORIZED OFFICER OF SELLER.

4.    EXCUSABLE DELAYS

      Buyer acknowledges that the goods called for hereunder are to be manufactured, overhauled or repaired by or for Seller to fulfill this order and that the delivery dates are based on the assumption that there will be no delay due to causes beyond the reasonable control of Seller. Seller shall not be charged with any liability for delay or non delivery when due to delays of suppliers, acts of God or the public enemy, compliance in good faith with any applicable foreign or domestic governmental regulation or order whether or not it proves to be invalid, fires, riots, labor disputes, unusually severe weather or any other cause beyond the reasonable control of the Seller. To the extent that such causes actually retard deliveries on the part of Seller, the time for the performance shall be extended for as many days beyond the delivery date as is required to obtain removal of such causes. This provision shall not, however, relieve Seller from using its best efforts to avoid or remove such causes and continue performance with reasonable dispatch whenever such causes are removed.

IAE INTERNATIONAL AERO ENGINES AG, STANDARD TERMS AND CONDITIONS OF
SALE FOR OVERHAUL AND REPAIR                                             Page 4


5.    CHANGES

      No modification of this order shall be binding unless agreed to in writing and signed by both Buyer and Seller excepting, however, that unless Buyer expressly provides to the contrary in writing, Seller may proceed prior to receipt of such written modification with all work necessary to repair, overhaul or modify the articles furnished by Buyer although such order may, through error or oversight, (1) erroneously identify the articles to be serviced, or (2) fail to specify all service work necessary, in Seller's opinion, which is required to put the articles in usable condition.

6.    TAXES

      In addition to the agreed purchase price of this order, any and all taxes (not including any income or excess profit taxes) which may be imposed by any taxing authority, arising from the sale, delivery or use of Seller's products and for which Seller may be held responsible for collection or payment, either on its own behalf or that of Buyer, shall be paid by Buyer to Seller upon Seller's demand.

7.    COMPLIANCE WITH FAIR LABOR STANDARDS ACT

      Seller hereby certifies that all services performed in and all parts produced or manufactured in the United States of America and utilized in performing overhaul or repair work hereunder are performed, produced or manufactured, as the case may be, in compliance with the Fair Labor Standards Act of 1938, as amended (29 U.S. Code 201-219). All requirements as to the certificate contemplated in the October 26, 1949, amendment to the Fair Labor Standards Act of 1938 shall be considered as satisfied by this certification.

8.    MATERIAL DISPOSITION

      Goods and parts thereof received from Buyer, which in the opinion of Seller have no value other than as scrap because they cannot be repaired to a serviceable condition, will be disposed of by Seller, and no accountability or liability therefor will be imposed on Seller by Buyer. Seller agrees, however, to return to Buyer parts which are either scrap, superseded or uneconomical to repair if so indicated on the face of the Buyer's purchase order or supplement thereto; these parts will be returned at Buyer's expense. To assist Buyer in identification of scrap parts returned at his request, such scrap will be shipped in an altered state which will indicate that it is clearly unfit for service use. Parts for which there are currently no repair procedures and which, in the opinion of Seller, have potential to be repaired to a serviceable condition sometime in the future, will be returned to the Buyer at Buyer's expense.

IAE INTERNATIONAL AERO ENGINES AG, STANDARD TERMS AND CONDITIONS OF
SALE FOR OVERHAUL AND REPAIR                                             Page 5


9.    BUYER'S FINANCIAL STATUS

      If before completion of performance of this order by Seller a receiver or trustee is appointed of any of Buyer's property, or Buyer be adjudicated a bankrupt, or application for reorganization under the Bankruptcy Act be filed by or against Buyer which shall not be dismissed within thirty (30) days, or if Buyer becomes insolvent or makes an assignment for the benefit of creditors, or takes, or attempts to take, the benefit of any insolvency acts, or an execution be issued pursuant to a judgment rendered against Buyer, or should Buyer be unable or refuse to make payment to Seller in accordance with any of its obligations to Seller, Seller may, at its option in any of such events, terminate this order by giving to Buyer a written notice of its intention so to do, and Seller shall thereupon be relieved of any further obligations to Buyer, and Buyer shall reimburse Seller for its termination costs and expenses and a reasonable allowance for profit.

10.   LIABILITY LIMITATION

      The price allocable in this order to any product or service alleged to be the cause of any loss or damage to the Buyer shall be the ceiling limit on Seller's liability, whether founded in contract, tort (including negligence) or strict liability, arising out of or resulting from (i) this order or the performance or breach thereof, (ii) the design, manufacture, delivery, sale, overhaul, repair, replacement, or (iii) the use of any such product or the furnishing of any such service. In no event shall Seller have any liability for any incidental or consequential damages.

11.   APPLICABLE LAWS, CONSTRUCTION AND CAPTIONS

      This order shall be interpreted in accordance with, and the construction thereof shall be governed by, the laws of the State of Connecticut. Captions, as used in these terms and conditions, are for convenience of reference only and shall not be deemed or construed as in any way limiting or extending the language of the provisions to which such captions may refer.

                                 Attachment III

                          IAE International Aero Engines AG
                             Standard Escalation Formula

                                   Exhibit A

                           Monthly Statement of Thrust
                        Usage and Hour/Cycle Utilization

Exhibit A

                             Monthly Statement of Thrust
                             Usage and hour/Cycle Utilization

During the thirty (30) day period of the Engine Maintenance Service Plan, beginning __________ and ending _________________, the average thrust usage for takeoff and climb were as indicated below:

                  Average Thrust     Percentage of Flights
Flight Mode     Rating    Reduction      at Full Rating
-----------     ------    ---------      --------------

                    Takeoff

                    Climb

Average utilization per Aircraft during this reporting period _________hours.

     (Actual fleet Total Hours - Number of Aircraft)

Average flight cycle: _______ hours

                                                           _____________________
                                                           Authorized Customer
                                                                 Signature

                                                           _____________________
                                                           IAE Field Engineering
                                                             Representative

                   [Letterhead of International Aero Engines]

17 May 1995

Midway Airlines Corporation
5713 South Central Avenue
Chicago, Illinois 60638

Subject: Side Letter Number 1 to the V2500 Support Contact between Midway
         Airlines Corporation and IAE International Aero Engines AG dated 17 May 1995.

Gentlemen,

We refer to the V2500(R) Support Contact dated 17 May 1995 between Midway Airlines Corporation ("Midway") and IAE International Aero Engines AG ("IAE") (hereinafter referred to as the "Contract"). Terms used herein shall have the same meaning as those given to them in the Contract.

This Side Letter No. 1 provides Midway with certain credits in respect of the spare Engine and the V2527-A5 propulsion systems for the Firm Aircraft.

1.    Fleet Introductory Assistance Credit

      To assist Midway with introducing the spare Engine and the V2527-A5 propulsion systems for the Aircraft into its fleet, IAE will credit Midway's account with IAE in the amount of [***] at January, 1995 levels for each of the four Firm Aircraft. This credit will be issued to Midway on delivery of the corresponding Firm Aircraft to and acceptance by Midway of such Firm Aircraft. This credit may be used by Midway for the purchase of V2500 Spare Parts from IAE. Alternatively, with the consent of Airbus Industrie, IAE will, upon Midway's written notice to IAE at least ninety days prior to the delivery of the applicable Firm Aircraft, consent to the assignment of part or all of such credit to Airbus Industrie, to be applied toward the payment for the V2527-A5 propulsion systems for the corresponding Firm Aircraft.

2.    Fleet Expansion Assistance Credit

      To assist Midway with expanding its V2527-A5 powered Aircraft fleet, IAE will credit Midway's account with IAE in the amount of [***] at January, 1995 levels for each of the four Option Aircraft. This credit will be issued to Midway on delivery of the corresponding Option Aircraft to and acceptance by Midway of such Option Aircraft. This credit may be used by Midway for the purchase of V2500 Spare Parts from IAE. Alternatively, with the consent of Airbus Industrie, IAE will, upon Midway's written notice to IAE at least ninety days prior to the delivery of the applicable Option Aircraft, consent to the assignment of part or all of such credit to Airbus Industrie, to be applied toward the payment for the V2527-A5 propulsion systems for the corresponding Option Aircraft.

3.    Right to Convert to A319 Aircraft

      Subject to consent from Airbus Industrie, Midway may upon written notice to IAE at least twenty-four months prior to scheduled delivery, convert any of the Option Aircraft to A319 aircraft powered by V2524-A5 propulsion systems ("Converted Aircraft").

      In place of the credit set forth in Clause 2 above, to assist Midway with introducing the V2524-A5 powered Converted Aircraft into its fleet, IAE will credit Midway's account with IAE in the [***] at January 1995 levels per Converted Aircraft. This credit will be issued to Midway on delivery of the corresponding Converted Aircraft to and acceptance by Midway of such Converted Aircraft. This credit may be used by Midway for the purchase of V2500 Spare Parts from IAE. Alternatively, with the consent of Airbus Industrie, IAE will, upon Midway's written notice to IAE at least ninety days prior to the delivery of the applicable Converted Aircraft, consent to the assignment of part or all of such credit to Airbus Industrie, to be applied toward the payment for the V2524-A5 propulsion systems for the corresponding Converted Aircraft.

4.    Credit Adjustment

      The credits described in Clause 1, 2 and 3 of this Side Letter are subject to Adjustment in accordance with the formula established in Exhibit B to the Contract. The Adjustment will be applicable from the base month of January 1995 to the earlier of:

      4.1 the date of applicable Aircraft delivery as established in Clause 1.1 of the Contract, or

      4.2 the actual delivery date of the corresponding Aircraft if delivered prior to the delivery date set forth in Clause 1. 1 of the Contract.

5.    Customer Support Representative

      IAE will assign a Customer Support Representative to Midway, at no charge, to assist Midway in preparing for V2500 Engine operation, for a period of one year as of the date such a customer support representative is placed with Midway.

6.    Extended Payment Terms for Spare Engine

      The payment terms described in Clause 2.7.1 of the Contract are amended for payments relative to the first firm spare engine, scheduled for delivery in November 1998 as specified in Exhibit B to the Contract (the "Spare Engine") as follows:

      "2.7.1 Midway will make payment in United States Dollars as follows:

             2.7.1.1 Upon signature of this Contract, Midway shall pay to IAE a deposit of [***].

             2.7.1.2 On or prior to [***], Midway shall pay to IAE a deposit of [***].

             2.7.1.3 On or prior to [***], Midway shall pay to IAE a deposit of [***].

             2.7.1.4 On or prior to [***], Midway shall pay to IAE a deposit of [***].

             2.7.1.5 On or prior to [***] Midway shall pay to IAE a further deposit of [***] of the Estimated Purchase Price of the Spare Engine.

             2.7.1.6 On or prior to [***] Midway shall pay to IAE a further deposit of [***] of the Estimated Purchase Price of the Spare Engine.

             2.7.1.7 On delivery of the Spare Engine, Midway shall pay to IAE the balance of the Purchase Price of such item."

      7.    V2500-A1 Inventory Lease and Credit

            IAE will provide Midway with a lease of line maintenance tooling and line replaceable units ("LRU's") up to a maximum value of [***] at IAE's then current spare parts catalogue prices. Midway may not take additional material on lease under the terms of this facility following delivery of the first Firm Aircraft in accordance with Exhibit A to the Contract. Terms of this lease are attached hereto as Attachement 1, which Midway agrees to comply with.

            IAE will issue a credit to Midway's account with IAE in the fixed amount of [***] per Firm Aircraft upon delivery to and acceptance by Midway of each of the four Firm Aircraft in accordance with Exhibit A of the Contract. Such credit will be used to purchase on a per Firm Aircraft basis, one quarter of the new part purchase value of the line maintenance tooling and LRU's described in this paragraph 7 above. Any credit balance may be used by Midway as described below.

            Midway will pay IAE [***] payable on delivery of each of the four Firm Aircraft in accordance with Exhibit A, due in respect of the lease charge for the loan of the line maintenance tooling and LRU's. Such payment may be made to IAE in cash or by the utilization of any excess credits available to Midway described within this paragraph 7 or by utilizing part of its credit available in paragraph 1 (the Fleet Introductory Assistance Credit). The remaining value of any credits due to Midway under paragraph 1 would then be reduced accordingly.

            If the total value of the parts purchased to support the lease inventory for Midway plus the lease charges defined above are less than [***], and Midway and IAE mutually agree that the level of inventory purchased is sufficient to cover the Midway V2500-A1 powered leased aircraft, then the balance of the credit may be used by Midway to reduce the net price of the Firm Aircraft.

Except as revised by this Side Letter No. 1, the provisions of the Contract shall continue in full force and effect.

Yours faithfully,
for IAE INTERNATIONAL AERO ENGINES AG

By [Illegible]
   ------------------------------------
Title V P Business
Date 17 May 95

Agreed and accepted on behalf of

MIDWAY AIRLINES CORPORATION

By J S Waller
   ------------------------------------
Title Vice President
Date May 17, 1995

                                  Attachment A

                      V2500-A1 Inventory Lease - General Terms

IAE is prepared to lease to Midway certain items of equipment in accordance with the following terms:

      1. The items of equipment, hereinafter referred to as the "Equipment", to be loaned to Midway are listed on the Schedule listed below in paragraph 6.

      2. The loan period will begin and end on the dates specified in the Schedule.

      3. At the commencement of the loan period, IAE will deliver the Equipment to Midway ex-works IAE's facility.

      4. Title to the Equipment shall remain with IAE (unless such Equipment is purchased by Midway), but Midway shall assume all risk of loss and damage to the Equipment throughout the loan period and shall be responsible for all transportation and insurance costs during the loan period.

      5.    Midway agrees:

            5.1 to insure the Equipment in an amount sufficient to cover the insurable value as set forth in the Attachment hereto, and will provide IAE with a certificate of insurance which verifies the designation of IAE as loss payee as its interest may appear,

            5.2 to use the Equipment exclusively in conjunction with its own normal V2500 operations,

            5.3 to reasonably protect the Equipment from any conditions which may cause deterioration or damage,

            5.4 to maintain the Equipment at its own expense in accordance with any instructions and maintenance practice recommendations issued by IAE,

            5.5 to pay all imposts, duties, fees, taxes and other like charges levied in connection with the Equipment or the loan thereof without any set-off or deduction whatsoever,

            5.6 to indemnify and hold IAE and its Shareholders harmless from any and all claims, demands, actions, suits and any other liability whatsoever which may arise out of or in connection with the use, handling, possession or operation of the Equipment and Midway will procure and maintain in a form acceptable to IAE an adequate legal liability insurance policy to cover in an amount of not less than seven hundred and fifty thousand United States Dollars (U.S$750,000) which names IAE as additional insured and as additional loss payee. At the request of IAE, Midway will provide within 14 days evidence to IAE's satisfaction, that such a policy exists and IAE's interests are covered. The policy will provide that it may not be canceled or materially altered without 28 days written notice to IAE. IAE will not be liable for any premiums, and

            5.7 unless such equipment is purchased by Midway, to redeliver the Equipment at the end of the loan period to IAE's designated location in the same condition as when received, fair wear and tear excepted,

            5.8 to maintain nameplates, if any, affixed to the Equipment indicating IAE's title to such Equipment, and not to alter or amend the information on such nameplates without IAE's express written consent.

6 SCHEDULE TO V2500-A1 INVENTORY LEASE

                                  LIST OF SUPPLIES


DESCRIPTION     QTY  PLACE OF      DATE OF     PLACE OF               TERM          INSURANCE
                     DELIVERY      DELIVERY    REDELIVERY                              VALUE

Fuel Metering    1   Ex-works      To be       Ex-works         To be confirmed     US$188,230
Unit ("FMU")         IAE facility  confirmed   IAE facility
PIN FMU
5OOMK1

Electronic       1   Ex-works      To be       Ex-works         To be confirmed     US$291,330
Engine Control       IAE facility  confirmed   IAE facility
("EEC")
P/N 808050-4-
045

Starter Motor    I   Ex-works      To be       Ex-works         To be confirmed     US$35,125
P/N 790425-2         IAE facility  confirmed   IAE facility

Note: The insurable value is shown at January 1995 U.S Dollar value and is subject to escalation adjustment.

Exhibit A

[Letterhead of International Aero Engines]

5 February 1997

Midway Airlines Corporation
Suite 1200
300 West Morgan Street

Durham, NC 27701

Subject: Side Letter No. 2 to the V2500(R) Support Contract between Midway
         Airlines Corporation and IAE International Aero Engines AG dated 17 May 1995

Gentlemen,

We refer to the V2500(R) Support Contract dated 17 May 1995 between Midway Airlines Corporation ("Midway") and IAE International Aero Engines AG ("IAE") (hereinafter referred to as the "Contract"). Capitalized terms used herein shall have the same meaning as those given to them in the Contract.

This Side Letter No. 2 amends certain terms related to the following provisions of the Contract: (1) Aircraft delivery dates; (2) Spare Engine delivery dates;
(3) payment terms for Spare Engine; (4) Spare Engine delivery schedule adjustment; (5) payment terms for Supplies; (6) bank account information; (7) the mailing addresses for Notices, and (8) V2500-A1 Inventory Lease.

1.    The Aircraft Delivery Schedule

      The delivery dates for Firm Aircraft as set forth in Clause 1.1 of the Contract is hereby amended, subject to a similar amendment in the contract between Midway and Aircraft Manufacturer, to read as follows:

      One (1) in December 2005
      One (1) in January 2006
      One (1) in February 2006
      One (1) in December 2006

      The delivery dates for Option Aircraft as set forth in Clause 1.1. of the Contract is hereby amended, subject to a similar amendment in the contract between Midway and Aircraft Manufacturer, to read as follows:

       One (1) in January 2007
       One (1) in February 20007
       One (1) in November 2007
       One (1) in December 2007

2.    Spare Engines Delivery Dates

      The delivery date set forth in Exhibit B to the Contract for the Firm Spare Engine is hereby amended to read as follows:

      November 2005

      The delivery date set forth in Exhibit B to the Contract for the Option Spare Engine is hereby amended to read as follows:

      November 2006

3.    Payment terms for Spare Engine

      The payment terms relative to the Firm Spare Engine pursuant to Clause
      2.7.1.2 thru 2.7.1.7 of the Contract, as described in Section 6 of Side Letter No. 1 are hereby deleted and revised as follows:

      2.7.1.2 On or prior to [ * * * ], Midway shall pay to IAE a non-refundable deposit of [ * * * ] of the Estimated Purchase Price of the Spare Engine.

      2.7.1.3 On or prior to [ * * * ], Midway shall pay to IAE a non-refundable deposit of [ * * * ] of the Estimated Purchase Price of the Spare Engine.

      2.7.1.4 On or prior to [ * * * ], Midway shall pay to IAE a non-refundable deposit of, [ * * * ] of the Estimated Purchase Price of the Spare Engine.

      2.7.1.5 On or prior to [ * * * ], Midway shall pay to IAE a non-refundable deposit of [ * * * ] of the Estimated Purchase Price of the Spare Engine.

      2.7.1.6 On delivery of the Spare Engine, Midway shall pay to IAE the balance of the Purchase Price of such item.

4.    Spare Engine Delivery Schedule Adjustment

      Midway will have the right to accelerate delivery of the Firm Spare Engine by up to twenty four (24) months, subject to:

      (a) Midway providing IAE written notice of such acceleration at least eighteen (18) months prior to the accelerated delivery date of the Spare Engine; and

      (b) the accelerated delivery date shall be subject to IAE's industrial contraints at the time of Midway's request and reasonable contraints regarding outstanding proposals for sales campaigns in process at the time of the acceleration request; and

      (c) Midway providing IAE payment of non-refundable deposit of ten percent (10%) of the Estimated Purchase Price of the Spare Engine eighteen (18) months prior to the accelerated delivery date of the Spare Engine. Thereafter, Midway shall provide IAE payment of non-refundable deposit of five percent (5%) of the Estimated Purchase Price of the Spare Engine twelve (12) months and (6) months before the scheduled delivery of the Spare Engine.

5.    Payment Terms for Supplies

      Payment for purchases of Supplies and Other Supplies up to a credit limit of [ * * * ] shall be payable by Midway on net 30 day terms. Payment for purchases of Supplies and Other Supplies in excess of [ * * * ], or in the event that the credit limit has been or will be exceeded by such purchases, shall be payable cash on delivery.

6.    Bank Account Information

      Delete Clause 3. 13.3 of the Contract in its entirety and replace by the following:

      All payments under this Clause 3.13 shall be made by cable or telegraphic transfer to, and shall be deposited not later than the due date of payment with:

      Fleet Bank, N.A.
      175 Water Street
      New York, NY 10038-4924
      Account No. 2-982-00819-9
      ABA No. 021200339

7.    Change of Address for Notices

      IAE address as set forth in Clause 6. 11 of the Contract is amended to read as follows:

      IAE International Aero Engines AG
      400 Main Street, M/S 121-10
      East Hartford, CT 06108 USA
      Facsimile No: (860) 565-5220

      Attention: Business Director & Chief Legal Officer

      Midway address as set forth in Clause 6. 11 of the Contract is amended to read as follows:

      Midway Airlines Corporation
      300 W. Morgan Street, Suite 1200
      Durham, NC 27701
      Facsimile No: (919) 956-4801

      Attention: President

8.    V2500-A1 Inventory Lease

      Delete Section 7 of Side Letter No. 1 and Attachment A to Side Letter No. I in their entirety and replace by the following:

      Terms of inventory lease of V2500-A1 line maintenance tooling and line replaceable units, up to a maximum value of [ * * * ], will be subject of a separate agreement between IAE and Midway.

      IAE will issue a credit to Midway's account with IAE in the fixed amount of [ * * * ] per Firm Aircraft upon delivery to and acceptance by Midway of each of the four Firm Aircraft in accordance with revised Clause 1.1 of the Contract. Such credit may be used by Midway to purchase eligible Spare Parts pursuant to the Contract.

Except as revised by this Side Letter No. 2, the provisions of the Contract shall continue in full force and effect.


Yours faithfully,

for IAE INTERNATIONAL AERO ENGINES AG

By [Illegible]
   ------------------------------------
Title TREASURER
Date 2/21/97

Agreed and accepted on behalf of

MIDWAY AIRLINES CORPORATION

By J S Waller
   ------------------------------------
Title Senior Vice President
Date 2/11/97

                   [Letterhead of International Aero Engines]

VIA COURIER

February 21, 1997

Jonathan S. Waller
Senior Vice President and General Counsel
Midway Airlines
300 W. Morgan Street, Suite 1200

Durham, NC 27701

Re: STOBL Termination

Dear John:

With the completion of inspection of Engine V0020 which was returned by Midway pursuant to the IAE Standard Terms of Business for Lease between IAE and Midway, dated 27 June 1995, as amended (STOBL), and Midway's payment of Invoice No. 9702-19 as final settlement of amounts due under the STOBL, IAE and Midway agreed to terminate the STOB, as amended. Accordingly, this notice provides for termination of the STOBL effective immediately.

In the event Midway desires to enter into a separate emergency lease agreement with IAE, we have submitted for your consideration on February 5, 1997 a revised lease agreement which will be subject of a separate agreement between IAE and Midway.

In addition, for your records, we enclosed herein original executed copies of Side Letter No. 2 to the V2500 Support Contract between Midway and IAE dated 17 May 1995 and Lease Agreement for V2500-Al Supplies between IAE and Midway.

Sincerely yours,

IAE International Aero Engines AG

/s/ Mutahare S. Engin

Mutahare S. Engin
Counsel

Enclosure